EXHIBIT 10.1

AGREEMENT TO PURCHASE AND SELL REAL ESTATE

BE IT KNOWN that on the days and dates below written personally came and appeared:

Mikie M. Groscurth, whose mailing address is 136 Dogwood Street, Sugar Land, TX, 77478-3810;

and

Carol D. Sewell, whose mailing address is 2116 Canyon Valley Trail, Plano, TX 75023;

(hereinafter sometimes referred to collectively as “SELLERS”)

AND

CKX Lands, Inc., whose mailing address is 1508 Hodges Street, Lake Charles, LA 70601,

(hereinafter referred to as (“PURCHASER”),

WHO DECLARE THAT, AS THE PARTIES HERETO, THAT THEY INTEND TO EXECUTE A SALE OF REAL PROPERTY SUBJECT TO AND ON THE EXPRESS TERMS AND CONDITIONS HEREINAFTER SET FORTH, WHEREBY

SELLERS, for the consideration and on the terms hereinafter set forth; manifest that SELLERS HAVE BARGAINED and AGREE TO SELL, TRANSFER, ASSIGN, CONVEY and DELIVER FOREVER, with warranty of title and complete transfer and subrogation of all rights and actions of warranty against all former proprietors of the property herein conveyed, Sellers undivided interest in and to the Land (herein defined) together with all buildings, appurtenances, and improvements located thereon and all rights, ways, servitudes, privileges, prescriptive rights, and claims thereto appertaining; unto

PURCHASER who manifests that it AGREES TO PURCHASE, the property subject to the terms and conditions hereinafter set forth.

The “Land” shall mean that all certain property being more particularly described on Exhibit A, attached hereto and made a part hereof:

1.     PURCHASE PRICE. The consideration of the sale (the “Purchase Price”) of the entirety of the Land is to be ONE MILLION NINE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($1,975,000.00), to be paid by PURCHASER by wire or certified funds into the escrow account of the Escrow Agent for delivery to SELLERS at closing.

SELLERS herein declare that “each” of them own an undivided one-sixth (1/6th) interest in and to the Land, and that should sale occur with all owners of the Land at Closing they are to receive their pro-rata portion of the above reflected Purchase Price, after properly allocated closing costs.

EXHIBIT 10.1

2.     DEPOSIT. Within five (5) business days after the Effective Date of this Agreement, the Escrow Agent selected by PURCHASER shall acknowledge to SELLERS that it holds a deposit (“Deposit”) in the amount of Twenty-five Thousand Dollars and No Cents ($25,000.00) towards the purchase of the entirety of the Land in accordance with the terms of the Escrow Agreement executed by the parties attached hereto as Exhibit B.

3.     FEASIBILITY PERIOD. For a period of forty-five (45) days after the Effective Date hereof (the “Feasibility Period”), PURCHASER shall have the right to terminate this Agreement if PURCHASER determines that any of the following are unacceptable to PURCHASER or render the Land unsuitable for PURCHASER’s intended use, in PURCHASER’s sole discretion: (i) any title matter or encumbrance, including without limitation, but not limited to, any matter disclosed on the Title Commitment or the Survey, (ii) any environmental matter, (iii) any physical problem that is revealed by PURCHASER’s tests on the Land (such as, but not limited to, soil conditions that would either prevent or increase the cost of construction on the Land or otherwise render the Land unsuitable for tree growth), (iv) any other matter that renders the Land unsuitable for PURCHASER’s intended use. If PURCHASER elects to terminate this Agreement during the Feasibility Period, PURCHASER shall provide SELLER with written notice of termination on or before the final day of the Feasibility Period, in which event the parties shall have no further rights or obligations under this Agreement. The parties may by mutual consent delete the portion of the Land that is unacceptable to PURCHASER or unsuitable for PURCHASER’s intended use from the Land conveyed by SELLER to PURCHASER at Closing, and reduce the Purchase Price by an amount equal to the product of the number of acres contained within such deleted portion multiplied by $2,244.32. If the parties do not agree by mutual consent to delete the portion of the Land unacceptable to PURCHASER or unsuitable for PURCHASER’s intended use as provided herein and PURCHASER fails to give notice terminating this Agreement before the expiration of the Feasibility Period, PURCHASER shall be deemed to have waived the right to terminate this Agreement pursuant to this paragraph.

4.     INSPECTION. The Closing of this transaction is contingent upon the PURCHASER determining in its sole judgment and at its sole cost and expense the suitability of the Land for PURCHASER’s intended use. To assist PURCHASER in its investigation of the Land, SellerS shall deliver to PURCHASER within five (5) working days after the Effective Date, PURCHASER’s copy of SELLERS’ document which reflects SELLERS acquisition of the Land, all existing abstracts of title, title opinions, title policies, surveys, environmental studies, surveys, tests or notices related to the Land (including any notice of an environmental violation and all remediation records), engineering studies, geotechnical investigations or reports, copies of any contracts that survive closing, any tax notices or tax liens that effect the Land , copies of property tax statements for the Land for the most recent two (2) tax years, servitudes, easements, right of ways, current permits, and licenses, copies of all leases and licenses for the for the use or occupancy of the Land or any part thereof, including any such leases or licenses for mineral rights, and any other material information or agreements related to the Land or the intended use which are in Seller’s possession. Commencing on the Effective Date and for the entire term of this Agreement, PURCHASER shall have complete access to the Land for the purpose of conducting, at its sole cost, expense and liability, surveys, environmental tests, studies and other similar type investigations. PURCHASER agrees to indemnify SELLERS for all damages (beyond ordinary wear and tear) caused solely by PURCHASER’s entry onto the Land or in connection with PURCHASER’s Studies. After the Effective Date hereof, SELLERS shall not voluntarily grant any easements, servitudes and/or rights-of-way over or through the Land or further encumber or enter into any agreements affecting the Land without the prior written consent of PURCHASER.

EXHIBIT 10.1

5.     TITLE.

A.     If PURCHASER so chooses, within thirty-five (35) days after the Effective Date, PURCHASER may, at PURCHASER’s expense, obtain an Owner’s Commitment for Title Insurance (“Title Commitment”) issued by a title company acceptable to PURCHASER (the “Title Company”), setting forth the status of title to the Land. The encumbrances appearing in the Title Commitment or the Survey that either are not objected to by PURCHASER or, if objected to, are not cured and that are subsequently waived in accordance with this Paragraph 5 are collectively referred to as the “Permitted Exceptions”.

B.     PURCHASER may deliver to SELLERS written objections (“Objections”) to any matters reflected on the Title Commitment and/or the Survey at any time prior to the expiration of the Feasibility Period. At Closing, SELLERS will provide releases for any liens in Sellers names affecting the Land. If PURCHASER provides timely Objections, SELLERS may, without obligation to spend money or bring suit, cure the Objections. In the event that SELLERS are unable or unwilling to cure any Objections on or before the Closing Date, then PURCHASER may, at its option, either: (i) terminate this Agreement and the parties shall have no further rights or obligations under this Agreement as to that portion of the subject property, or (ii) waive such Objections and proceed to Closing. The parties may by mutual consent delete the portion of the Property subject to such Objections from the real property to be conveyed by SELLERS to PURCHASER at Closing, and reduce the Purchase Price by an amount equal to the product of the number of acres contained within such deleted portion multiplied by $2,244.32. If the parties do not agree by mutual consent to delete the portion of the Property subject to such Objections as provided herein and PURCHASER does not terminate this Agreement as allowed by (i) above, then PURCHASER will be deemed to have waived its right to terminate this Agreement pursuant to this Paragraph 6.B., and to have waived any Objections that remain uncured as of the Closing Date.

6.     CLOSING. The closing under the terms of this Agreement (“Closing”) shall be held at the offices of the Escrow Agent, or other mutually acceptable location, on the date that is fifteen (15) days after the expiration of the Feasibility Period, unless PURCHASER elects to close earlier by providing at least five (5) business days written notice to SELLERS (the “Closing Date”). At the Closing, SELLERS shall deliver the following to PURCHASER: (i) a Cash Sale Deed or Act of Cash Sale in the form attached hereto as Exhibit “C”, relative to SELLERS undivided ownership interests (the “Deed”), executed and acknowledged by SELLERS, conveying the Land to PURCHASER, and (ii) an affidavit that SELLERS are not “foreign persons” within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended. The Deed shall contain a full warranty of title and peaceable possession, as to Sellers undivided ownership interest, and contain a full substitution and subrogation in and to all rights or actions of warranty which SELLERS have or may have against any and all of SELLERS’ predecessor’s in title.

EXHIBIT 10.1

PURCHASER desires only to acquire title to 100% interest in the Land. In no event shall PURCHASER be obligated to close sale with SELLERS as parties separate from the other co-owners. All co-owners of 100% interest in the Land must deliver a fully executed Deed and other reasonable and customary closing documents requested by PURCHASER to the Closing Attorney/Title Company before PURCHASER is obligated to close the sale.

Further, in the event there are any liens or other issues to be cleared up at closing through the withholding or paying of a co-owners sale proceeds to a third party, the Closing Attorney/Title Company for Purchaser shall withhold such funds from the pro-rata share of the co-owner to whom the responsibility of the issue falls. Further, at closing Sellers, and all other co-owners of the Land, shall execute a Closing Disbursement Analysis which directs the Closing Attorney as to the exact amount of the sales proceeds that is to be paid to each co-owner.

Purchaser shall pay for the search/examination cost and any premium due in connection with the base Owner’s Policy and any endorsements thereto to be issued by the title agent retained by Purchaser. Each of parties will pay for act of sale transaction and recording costs as same are customarily paid by Purchasers and Sellers in the Parish where the Land is located. Sellers and Purchaser shall, however, be responsible for the fees of their respective attorneys. This Section shall survive any termination of this Agreement. SELLERS shall deliver possession of their undivided ownership interest in and to the Land to PURCHASER upon Closing.

7.     SINGULAR/PLURAL. Whenever used herein, the singular number shall include the plural, the plural the singular.

8.     MINERALS. This sale is subject to any and all existing outstanding oil, gas and mineral leases and all prior sales of mineral interests and/or royalties affecting the Land. SELLERS convey unto PURCHASER 50% of SELLERS undivided ownership interest it may have in all of the oil, gas and other minerals in, on, or under the surface that may be produced from the Land, but without surface rights, and the following paragraph shall be made part of the Deed:

"Vendor reserves unto itself, its successors and assigns, 50% of its undivided ownership interest in and to the oil, gas and other minerals and mineral rights in and to Land without the right of ingress and egress for the purpose of exploration or exploitation of such oil, gas or other minerals from the surface thereof; it being the intention hereof that this reservation may be exercised only by directional drilling, drainage or unitization and that vendor will have no right to utilize the surface of the Land for any purposes whatsoever."

EXHIBIT 10.1

9.     CONDITION. SELLERS are selling their undivided ownership in and to the Land with full warranties of title and peaceable possession and with full substitution and subrogation in and to all rights or actions of warranty which SELLERS have or may have, as to their undivided ownership interest, against any and all of SELLERS’ predecessors in title. SELLERS further represent and warrant that, to the best of Sellers knowledge, information and belief, other than as disclosed to Purchaser, there are no leases or other executed contracts in existence which will affect PURCHASER’s peaceful possession of the Land.

Sellers and Purchaser agree that the Land, including the improvements, component parts, plumbing, electrical systems, mechanical equipment, heating and air conditioning systems, and all other items relative to the Land, are transferred by Sellers to Purchaser on an “as is” and “where is” basis, in their present condition, and that these are transferred by Sellers to Purchaser without any warranty whatsoever, except as to title, on the part of the Sellers, even as to suitability of such properties for the use intended by Purchaser, without regard to the presence of apparent or hidden defects and with Purchaser’s full and complete waiver of any and all rights for the return of all or any part of the purchase price by reason of any such defects. Except as to title, Purchaser hereby expressly waives all warranties as to the Land herein conveyed, whether express or implied by this or any other writing or representation, as well as all warranties provided by law. This waiver also applies to all warranties of any nature, express or implied, including without limitation warranties of fitness for a particular purpose. Purchaser understands that under provisions of law this sale would ordinarily include a warranty, implied by law, against certain defects in the Land sold. Purchaser also expressly waives any and all such warranties, with respect to all defects, whether apparent or latent, visible or not visible, and regardless of whether or not Purchaser is presently aware of such defects. This waiver of warranty extends to all defects, even if the defect or defects render the Land absolutely useless, or so inconvenient and imperfect that Purchaser would not have purchased it had Purchaser known of the defect including but not limited to any environmental hazards of any kind or nature. Purchaser also waives any rights Purchaser might have or ever have relative to this sale (a) to any redhibitory action, (b) to the return of all or any portion of the purchase price, (c) to rescind or revoke the sale, or (d) to have Sellers repair or replace all or any part of the Land conveyed. Sellers, however, do assign and transfer to Purchaser any rights of warranty that Sellers might have, if any, against others pertaining thereto. Purchaser hereby acknowledges and declares that neither Sellers, nor any party acting or purporting to act in any capacity whatsoever on behalf of Sellers, has made any direct, indirect, explicit or implicit statement, representation or declaration, whether by written or oral statement or otherwise, and upon which Purchaser has relied, concerning the existence or non-existence of any quality characteristic or condition of the Land herein conveyed. Purchaser further acknowledges that it has had full, complete and unlimited access to the Land herein conveyed for all tests and inspections which Purchaser, in its sole discretion, deems sufficiently diligent for the protection of his interests. Purchaser hereby acknowledges that Purchaser has read and understands the foregoing waiver of warranty.

10.     DEFAULT. Upon SELLERS’ or any other co-owner’s default under their agreement with PURCHASER to sell their interest in the Land, PURCHASER’s sole and exclusive remedies shall be to: a) require specific performance of SELLERS, as to Sellers undivided ownership interest in the Land, (b) terminate this Agreement by written notice to SELLERS, in which case this Agreement shall be terminated and the parties released from all obligations hereunder, or (c) waive such defaults and proceed to Closing. Upon PURCHASER’s default, SELLERS’ sole and exclusive remedy shall be to terminate this Agreement by delivering written notice to PURCHASER whereupon a prorated portion of the Deposit, based on Sellers ownership interest in the Land, shall be forfeited to Sellers.

EXHIBIT 10.1

Before SELLERS can place PURCHASER in default under the terms of this Agreement, SELLERS must give PURCHASER written notice of the event of default and the PURCHASER shall then have fourteen (14) days from the date of its receipt or rejection of the written notice to cure the stated default. If the default has not been cured by 5:00 PM Central Standard Time on the 14th day following the date of receipt or rejection of the written default notice, then the SELLERS can exercise its rights and remedies under the terms of this Agreement.

11.     SELLER’S REPRESENTATIONS. In order to induce PURCHASER to purchase the Property, SELLERS, as to Sellers undivided ownership interests in the land, make the following warranties, representation and covenants to PURCHASER, which warranties, representations and covenants shall survive the passing of the Act of Sale, and which if required by PURCHASER will be given in writing again by SELLERS to PURCHASER at the Closing.

A.

Status and Authority of Sellers: SELLERS are individuals. The execution and delivery of this Purchase Agreement by the signatories hereto on behalf of the SELLERS and the performance of this Purchase Agreement have been duly authorized. SELLERS each declare that she individually has the legal capacity and authority to execute, deliver and perform under this Agreement.

B.

No Prohibition: SELLERS each are not prohibited from (1) executing or delivering this Purchase Agreement, (ii) complying with or performing the terms of this Agreement or (iii) consummating the transactions contemplated by this Agreement by applicable law, previous agreement or decree of any governmental authority.

C.	Sellers are not Foreign Persons: Neither of the SELLERS are foreign persons, but is a “United States person” as such is defined in the Foreign Investment in Real Property Tax Act of 1980.

D.

Title to Property: SELLERS each own an undivided one-sixth (1/6) interest in the Land. SELLERS have and at the Closing will have the power to and will convey to PURCHASER merchantable title to Sellers undivided ownership interest in the Land free and clear of all tenancies, liens, and encumbrances. SELLERS have not granted any option or right of first refusal or first opportunity to any person or entity to acquire Sellers undivided ownership in the Land or any interest therein. SELLERS have not entered into any agreement, other than as disclosed to Purchaser, whether written or oral, pursuant to which any person or entity has the right to own, acquire, use or occupy any portion of Sellers undivided ownership interest in the Land or any interest therein.

E.

No Encroachments: To the best of SELLERS' knowledge, any improvements found on the Land do not encroach on any easement or on any land not included within the boundary lines of the Land and there are no neighboring improvements encroaching on the Land.

EXHIBIT 10.1

F.

No Claims or Pending Litigation: To the best of Sellers knowledge, information and belief, there are no pending litigation or claims, and at the Closing shall be no existing or pending litigation or claims that Sellers have any knowledge of, with respect to the Land and, to the best of the knowledge, information and belief of SELLERS, there are no and at the Closing shall be no such actions, suits, proceedings or claims threatened or asserted.

G.

No Liens or Assessments: SELLERS have not and at the Closing shall not have received any notice and shall have no knowledge of any pending improvements, liens, special assessments, condemnations, impositions, or increases in assessed valuations to be made against the Land by any governmental authority.

H.

No Ordinance Violation: SELLERS have not and at the Closing shall not have received any notice of any violation of any ordinance, regulation, law or statute of any governmental agency pertaining to the Land or any portion thereof.

I.

Access to Property: To the best of Sellers knowledge, information and belief, there is not and at the Closing shall not be any fact or condition existing which would result or could result in the termination or reduction of the current access from the Land to existing highways and roads, or to sewer or other utility services, presently serving the Land.

J.

Environmental Liability: SELLERS have not received and at the Closing shall not have received, and has no reasonable basis to expect and at the Closing shall not have any reasonable basis to expect, notice from any environmental regulatory agency that SELLERS or the Land is, or may be, subject to any notice or violation, penalty, assessment, administrative or judicial enforcement or process directed toward remediation of environmental violations, contaminations, pollution or hazards; SELLERS further warrant and represent that Sellers have no actual knowledge of and on the Closing shall have no actual notice of, any condition on or in the Land that would subject SELLERS or any assigns of SELLERS to such enforcement. SELLERS also warrant and represent that SELLERS have not received notice and at the Closing shall not have received notice, and have no knowledge of and on the Closing shall have no knowledge of, any private claim or threatened private claim by any individual or entity for environmental liability of any kind whatsoever.

K.

Environmental Conditions: To the best of SELLERS’ knowledge and belief, there are no areas on the Land where Hazardous Substances or Waste have been disposed, stored, released or found on the Land. (For purposes of this Agreement, “Hazardous Substances or Waste” shall be any substance identified as a hazardous substance or waste in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendment and Reauthorization Act, the Resource Conservation and Recovery Act, the Louisiana Environmental Quality Act, or any other federal, state or municipal legislation or ordinances.) Further, there are no soil conditions adversely affecting the Property.

EXHIBIT 10.1

L.	Material Disclosure: SELLERS have disclosed to Purchaser in writing any and all facts and circumstances, to the best of Sellers knowledge, information and belief, that materially affect the Land.

M.

No Untrue Statements or Omissions: No representation or warranty made by SELLERS in this Purchase Agreement, or in any letter or certificate furnished to Purchaser pursuant to the terms hereof, contain any untrue statements of material fact necessary to make the statement contained herein or therein misleading.

N.

No Leases or Unrecorded Agreements: Except as disclosed to PURCHASER in writing or as set forth in the Title Commitment, to the best of Sellers knowledge, information and belief, there are no oral or written leases (including, without limitation, leases for grazing, drilling, mining, oil and gas wells, or water wells), and no service, maintenance, landscaping, security, management or other similar contracts which affect the Land, which will survive Closing.

O.

Insolvency: There are no attachments, executions, or assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under any other debtor-relief laws pending or threatened against SELLERS.

P.

No Breach: The execution of this Agreement and the consummation of the transactions contemplated hereby are not (nor will they be with the passage of time) a breach or default under any agreement or instrument to which SELLERS are a party, nor will they require the consent or approval of any other person, except as may be disclosed by the Title Commitment.

Q.

No Agreements: SELLERS shall not market their undivided interest in the Land for sale or enter into any agreements with respect to the Land during the term of this Agreement unless requested by or agreed to by PURCHASER.

R.

No Material Change in Condition of Land: Until Closing SELLERS shall maintain the Land in the same manner as SELLERS are currently maintaining it, subject to normal wear and tear, and SELLERS shall not cause or permit any action that would result in a material change in condition of the Land without the prior written consent of PURCHASER, not to be unreasonably withheld, conditioned or delayed.

S.

No Further Encumbrances: SELLERS agree not to voluntarily further encumber their undivided interest in the Land or transfer, convey, mortgage or encumber all or any portion of their undivided interest in the Land, including without limitation any mineral operating agreement or mineral or surface lease, without the prior written consent of PURCHASER, which may be withheld in PURCHASER’s sole discretion.

T.

Confidentiality: Except for disclosure by the SELLERS that the Property is under contract, SELLERS agree that the terms of this Agreement shall remain confidential and all information obtained in the course of completing investigations shall also be treated as confidential and information will only be disclosed to persons necessary to fulfilling the terms of this Agreement, to close the transaction, to regulators, or to other parties that both parties agree in advance may be informed of the transaction.

EXHIBIT 10.1

U.

DISCLAIMER: SELLERS affirmatively assert and disclose that they acquired their interests in the property by donation and that they are out-of-state owners. PURCHASER acknowledges that SELLERS’ first-hand knowledge regarding both the title and condition of the property is limited.

12.     PRORATIONS. Rent and other tenant payments on any leases together with water, sewer and utility charges shall be prorated to the date of Closing. General ad valorem real estate taxes relating to the Land payable during the year in which Closing occurs shall be prorated as of the Closing Date based upon an estimate obtained from the local parish Tax Assessor’s office for the current calendar year’s tax assessment, and such proration shall be final.

13.     IRC§ 1031 EXCHANGE ASSIGNMENT. Sellers, as to their undivided interest in the Land, and Purchaser agree to cooperate with the other in the event either or both parties elect to consummate the transaction as a like kind exchange pursuant to Internal Revenue Code § 1031; provided it does not extend the date of Closing and provided that such cooperating party shall have no obligation to incur any unreimbursed expense or liability in connection therewith. Each party agrees to execute the documents necessary to complete the transaction as a tax free exchange.

14.     ASSIGNMENT. This Agreement may not be assigned by PURCHASER without the written consent of every Co-Owner of the Land; provided, however, that PURCHASER may assign this Agreement to one of its affiliates without consent. For any assignment by PURCHASER to be effective, the assignee must expressly assume all of PURCHASER’s rights and obligations and every Co-Owner of the Land must be provided a written notice of such assignment containing: a person acting for Assignee for contact purposes and that person’s address, telephone number and email address.

15.     Special Terms, Attachments, Other Clauses and/or Conditions.   Any conditions or terms indicated in this Section 15, or in any attachment referenced in this Section 15, will be controlling and prevail over and otherwise supersede any other portion of this Agreement.

A.   Special Terms: None

B.   Attachments: Exhibit “A” Property Description, Exhibit "B" Escrow Agreement,

       Exhibit “C” Form of Cash Sale Deed

C.   Other Clauses: None

D.   Conditions: None

16.     BOARD APPROVAL REQUIRED. PURCHASER expressly declares and represents to SELLERS that this Agreement, and any transaction contemplated hereunder, including but not limited to the final act of sale, are contingent upon the approval of the board of directors of PURCHASER.

EXHIBIT 10.1

PURCHASER agrees that a vote on approval or rejection of the final Agreement to Purchase and Sell Real Estate, including Exhibit C, shall be made by PURCHASER’S Board of Directors and any rejection of said agreement shall be communicated to SELLERS before the expiration of the Feasibility Period. Unless rejection of this agreement is communicated to SELLERS prior to the expiration of the Feasibility Period, it shall become binding after which default by the PURCHASER shall be controlled by Paragraph 10.

17.     BROKERAGE. SELLERS and PURCHASER acknowledge and agree that there are no brokers other than Andrew Vanchiere and the firm NAI Latter and Blum (“Broker”) representing any party in this transaction. SELLERS, as to their prorata portion only, and PURCHASER shall each indemnify and hold the other harmless from and against any and all claims or any other brokers and finders claiming by, through or under the indemnifying party and in any way related to the sale and purchase of the Property, this Agreement, or otherwise, including, without limitation, attorneys’ fees and expenses incurred by the indemnified party in connection with such claim. PURCHASER acknowledges that NAI Latter and Blum solely represents SELLERS and all other Co-owners.

18.     MISCELLANEOUS. This Agreement shall be construed in accordance with the laws of the State of Louisiana. In the event that any claim for commission or finder’s fee is brought by any person or entity whatsoever as a consequence of the transaction contemplated hereby and as a result of any action or omission of either SELLERS or PURCHASER (whichever party is alleged to have committed the act or omission which is the basis of such claim), then SELLERS (as to their prorata portion only) PURCHASER, as the case may be, shall hold harmless the other party against any loss, cost, or expense of any nature, including, but not limited to, court costs and reasonable attorneys’ fees, arising as a consequence of such claim for the commission or fee. This Agreement contains the full and final agreement between the parties hereto with respect to the sale and purchase of the Land. No change or modification of this Agreement shall be valid unless the same is in writing and is signed by Purchaser, Sellers and all other co-owners of the Land. No waiver of any of the provisions of this Agreement shall be valid unless the same is in writing and is signed by the party against which it is sought to be enforced. This Agreement may be executed by facsimile or otherwise in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Agreement. Furthermore, this Agreement shall have no effect whatsoever on Sellers, Purchaser or any other co-owners until such time as this Agreement, containing the exact terms reflected herein, is executed by Sellers, Purchaser and all other co-owners of the Land. The “Effective Date" of this Agreement shall be the date on which the later of SELLERS, PURCHASER and all other co-owners execute this Agreement.

EXHIBIT 10.1

19.     CONDEMNATION. Until this transaction is closed and the deed delivered to PURCHASER, the risk of condemnation and any other loss to the Land or liability arising therefrom shall be borne by SELLERS, as to their prorata share only. In the event of condemnation, PURCHASER may, at its option, either (i) close the transaction and receive any proceeds awarded as a result of such condemnation, or (ii) terminate this Agreement. Unless specifically excepted herein, SELLERS warrants that it has no knowledge of, nor have they received any notification from any governmental agency or other institution concerning any pending public improvement or of the proposed exercise of, or offer to purchase under, the power of eminent domain relative to any part of the Land or requiring any alteration or other work thereon that has not been satisfactorily made. This warranty shall survive the delivery of the deed hereunder.

20.     INSURANCE AND RISK OF LOSS. SELLERS at their expense, for their prorata share only, shall maintain all insurance policies, if any, pertaining to the Land in full force and effect until the closing. Until this sale is closed and completed, any loss or damage to the Land for any cause specifically including but not limited to loss or damage of standing timber from any cause, excluding damages for which Purchaser is liable under Paragraph 4, shall be at the risk and liability of SELLERS, for their prorata share only. In the event such loss or damage occurs, then PURCHASER shall have the option to either (a) terminate and void this Agreement or (b) elect to have the procedures to complete the sale continued, in which case there shall be an equitable adjustment of the purchase price, if the Purchaser and all co-owners agree to such.

21.     FORCE MAJEURE. PURCHASER shall not be liable for any failure to perform its obligations in connection with any action described in this Agreement, if such failure results from any act of God, riot, war, terrorism, civil unrest, hurricane, flood, earthquake, or extreme inclement weather. Obligations of PURCHASER under the Agreement will be suspended during the period in which such condition persists, unless such condition renders performance of the Agreement impossible or so impractical as to make it in PURCHASER’S opinion financially unfeasible in which case the Agreement will be rescinded.

22.     ATTORNEYS’ FEES. In the event of any suit, action or proceeding at law or in equity, by a party to this Agreement against the other by reason of any manner or thing arising out of this Agreement, the prevailing party shall recover, not only its legal costs, but reasonable attorneys’ fees (to be computed by the court), including the costs of all appeals, for the maintenance or defense of said action or suit, as the case may be. However, Sellers will only be responsible for their prorata share of any such costs or fees.

23.     SURVIVAL. All of the terms and provisions of this Agreement that have not been performed as of the date of Closing shall survive the Closing and shall not be merged into the deed. Upon execution of the Closing statement, all warranties and representations of the SELLERS shall be considered restated to be true and correct and without any change as of the date of Closing. The parties shall include the foregoing provisions as a note on the closing statement to be executed at Closing.

24.      NOTICES. All notices or other communications hereunder shall be in writing and shall be personally delivered or sent by overnight courier (such as Federal Express), by facsimile transmission or by first class United States Mail, postage prepaid, registered or certified (return receipt requested) to the respective addresses for the SELLERS and PURCHASER as herein provided. A notice is given on the date it is sent via facsimile transaction, or is personally delivered, sent by overnight courier or facsimile transmission, or deposited with the United States Mail for delivery as aforesaid. A notice is received on the date it is personally delivered, the day after sent if sent by overnight courier, or, if sent by mail as aforesaid, on the date noted on the return receipt.

EXHIBIT 10.1

A.            If to Purchaser:

CKX Lands, Inc.

Attn: Brian R. Jones

1508 Hodges Street

Lake Charles, LA 70601

With a copy to:

Michael D. Carleton

Chaffe McCall, LLP

One Lakeshore Drive, Suite 1750

Lake Charles, LA 70629

B.            If to Sellers:

Mikie M. Groscurth

136 Dogwood Street

Sugar Land, TX 77478-3810

with a copy to:

Darrell W. Alston

Attorney at Law

921 Ryan Street, Suite B

Lake Charles, LA 70601

Purchaser, Sellers and all of the other co-owners of the Land must sign this Agreement by the __________ day of May, 2016, or this Agreement is null and void.

EXECUTED on the dates noted by Sellers:

SELLERS

/s/Mikie M. Groscurth                             5/10/2016

MIKIE M GROSCURTH                          DATE

/s/Carol D. Sewell                                     5/10/2016

CAROL D. SEWELL                               DATE

EXHIBIT 10.1

EXECUTED on this      9th day of May, 2016.

PURCHASER

CKX Lands, Inc.

By: /s/Brian R. Jones_

      Brian R. Jones, President

EXHIBIT 10.1

Exhibit “A” to Agreement

Property Description

880 acres on Big Woods Road and Garrie Cutoff Road, north of Vinton, Louisiana,

Generally described as follows:

All of Section 28, Township 9 South, Range 12 West,

and

The Southwest Quarter (SW/4) and the West Half (W/2) of the

Southeast Quarter (SE/4) of Section 21, Township 9 South, Range 12 West.

Final legal description to be determined by title.

EXHIBIT 10.1

 Exhibit “B” to Agreement

Escrow Agreement

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this "Agreement") is made and entered into by and among Mikie M. Groscurth and Carol D. Sewell (“Sellers"), CKX Lands, Inc., ("Purchaser"), and Michael D. Carleton of Chaffe McCall, LLP (the "Escrow Agent").

1.     Background. This Agreement is being entered into in connection with that certain Agreement for Sale and Purchase with an Effective Date of _________________, 2016 (the "Purchase Agreement"), pursuant to which Sellers have agreed to sell to Purchaser and Purchaser has agreed to purchase from Sellers and the other co-owners of the Land certain property as described on attached Exhibit “A”. Under the terms of the Purchase Agreement, Purchaser has agreed to deliver certain deposits into escrow with Escrow Agent (when and to the extent received by Escrow Agent, the "Deposit") in accordance with the terms of the Purchase Agreement. The Deposit is to be held, invested and disbursed by Escrow Agent in accordance with the terms of this Agreement.

2.      Deposit of Funds. The Escrow Agent shall promptly place the Deposit in a federally insured escrow account established with Capital One Bank, or any successor institution (by merger, acquisition or otherwise). Escrow Agent shall have no obligation to place the Deposit into an interest bearing account.

3.     Distribution During Feasibility Period. Escrow Agent shall promptly return the Deposit to Purchaser if, on or prior to the expiration of the Feasibility Period, Escrow Agent receives written notice from Purchaser that the Purchase Agreement has been terminated (together with a copy of the notice of termination of the Purchase Agreement sent by Purchaser to Sellers and all other co-owners of the Land) and Purchaser demands return of the Deposit.

4.      Distribution following Feasibility Period. Following the Feasibility Period expiration date, in the event of a default under the Purchase Agreement, if either party shall make demand (the "Demand") upon Escrow Agent for possession of the Deposit, the demanding party must provide the other party with a copy of the Demand made upon Escrow Agent. Upon receipt of the Demand, Escrow Agent shall also send a copy of the Demand to the non-demanding party. If within ten (10) working days of the day the copy of the Demand is sent by Escrow Agent to the non-demanding party Escrow Agent has not received written objection to the Demand, Escrow Agent may disburse the Deposit in accordance with the Demand. If any objection is received or if any conflicting demands are made upon the Escrow Agent, the Escrow Agent shall not be required to determine the party entitled to the Deposit or to take any action in connection therewith. Rather, the Escrow Agent may await settlement of the controversy or institute an interpleader or other appropriate action, as set out in Section (5) below.

EXHIBIT 10.1

5.      Dispute. Notwithstanding anything else set out in this Agreement, if there is, at any time, any dispute as to whether or to whom the Escrow Agent is obligated to deliver the Deposit or any part thereof, the Escrow Agent will not be obligated to make any delivery, but may hold the sum in dispute until receipt by the Escrow Agent of an authorization in writing signed by both Purchaser and Sellers and all other co-owners of the Land, directing the disposition of the sum in dispute or in the absence of such authorization, the Escrow Agent may hold the sum until the final determination of the rights of the parties in an appropriate proceeding. In the event of such a dispute, the Escrow Agent may, but is not required to, bring an interpleader or other appropriate action or proceeding for leave to deposit the disputed sum or the entire Deposit in the registry of the appropriate court in Calcasieu Parish, Louisiana, for the purpose of having the respective rights of the parties adjudicated. Upon making such deposit or upon institution of such interpleader action or other appropriate action, the Escrow Agent shall be fully relieved and discharged from all further obligations hereunder with respect to the sums so deposited.

6.     Duties Limited. It is agreed that the duties of the Escrow Agent do not extend beyond those specifically provided for by this Agreement and are purely ministerial in nature, and that the Escrow Agent shall incur no liability whatsoever except for its own fraud, willful breach of this Agreement or gross negligence. Purchaser and Sellers (Sellers as to their prorate share only) shall hold Escrow Agent harmless from any liability for any loss of the Deposit or interest thereon caused by any delay in the deposit or early withdrawal of the Deposit from the interest bearing account and for any other act done or omitted to be done by the Escrow Agent in connection with the performance of the Escrow Agent's duties hereunder, except to the extent such act or omission constitutes Escrow Agent's fraud, willful breach of this Agreement or gross negligence. The Escrow Agent may act in reliance upon any authorization, acknowledgment or signature which it believes to be genuine and may assume that any person purporting to give any writing, acknowledgment, notice or instruction in connection with the provisions of this Agreement has been duly authorized to do so. Escrow Agent may rely on authorizations, acknowledgments and signatures received by facsimile. All of Escrow Agent’s legal fees and costs (if any) shall be paid out of the Deposit.

7.     Release of Escrow Agent. Upon the Escrow Agent's fulfillment of its duties in accordance with the provisions of this Agreement, the Escrow Agent's duties and responsibilities will cease and the Escrow Agent will be released of all liability in connection with this Agreement and the Deposit.

8.      Escrow Agent as Purchaser's Attorney. Purchaser and Sellers acknowledge that Michael D. Carleton and Chaffe McCall, LLP have served and will continue to serve as counsel to Purchaser in connection with the Purchase Agreement and the sale of the Property to Purchaser. Purchaser and Sellers agree that pursuant to this Agreement, Escrow Agent is acting as a neutral depository only and no attorney/client relationship with Sellers is being created under this Agreement. In addition, Sellers agrees that in the event of a dispute arising out of or in connection with the sale of the Property or the Purchase Agreement, Michael D. Carleton and Chaffe McCall, LLP will be permitted to continue to act as counsel for Purchaser in connection with any such dispute, notwithstanding that Michael D. Carleton is also serving as Escrow Agent.

EXHIBIT 10.1

9.      Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and the same may not be amended, modified or discharged nor may any of its terms be waived except by an instrument in writing signed by the party to be bound thereby. Escrow Agent shall not have a duty to consult the Purchase Agreement or any other document relative to its duties hereunder.

10.      Counterparts / Fax. This Agreement may be executed by the parties on separate counterparts, all of which together shall constitute one Agreement. The parties may rely on executed copies of this Agreement delivered by facsimile, without the need to obtain an original executed document. Neither the Agreement, nor this Escrow Agreement will have any effect whatsoever, until such time as the Purchaser, Sellers and all other co-owners of the Land sign the Agreement with the exact terms reflected herein and sign the Escrow Agreement with the exact terms reflected herein.

11.      Notices. All notices or other communications hereunder shall be in writing and shall be personally delivered or sent by overnight courier (such as Federal Express), by facsimile transmission or by first class United States Mail, postage prepaid, registered or certified (return receipt requested) to the respective addresses for the Seller, Purchaser and Escrow Agent as herein provided. A notice is given on the date it is sent via facsimile transaction, or is personally delivered, sent by overnight courier or facsimile transmission, or deposited with the United States Mail for delivery as aforesaid. A notice is received on the date it is personally delivered, the day after sent if sent by overnight courier, or, if sent by mail as aforesaid, on the date noted on the return receipt. Any notices to Escrow Agent shall be sent to the following address:

1.             If to Purchaser:

CKX Lands, Inc.

1508 Hodges Street

Lake Charles, LA 70601

With a copy to:

Michael D. Carleton

Chaffe McCall, LLP

One Lakeshore Drive, Suite 1750

Lake Charles, LA 70629

2.             If to Sellers:

Mikie M Groscurth

136 Dogwood Street

Sugar Land, TX 77478-3810

with a copy to:

Darrell W. Alston

Attorney at Law

921 Ryan Street, Suite B

Lake Charles, LA 70601

EXHIBIT 10.1

                           3.                  If to Escrow Agent:

Michael D. Carleton

Chaffe McCall, LLP

One Lakeshore Drive, Suite 1750

Lake Charles, LA 70629

12. No Modification. This Agreement is being entered into to implement the Purchase Agreement and shall not (nor be deemed to) amend, modify or supersede the Purchase Agreement or act as a waiver of any rights, obligations or remedies of Purchaser and Sellers set forth therein; provided, however, that Escrow Agent may rely solely upon this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the dates noted. .

PURCHASER:

CKX Lands, Inc.

By: ______________________________________

      Brian R. Jones, President                                   Date

SELLERS:

__________________________________________

MIKIE M. GROSCURTH                                          DATE

__________________________________________

CAROL D. SEWELL                                                DATE

ESCROW AGENT:

__________________________________________

MICHAEL D. CARLETON                                     DATE

EXHIBIT 10.1

Exhibit “C” to Agreement

Form of Cash Sale Deed

CASH DEED

BE IT KNOWN, that on the dates and in the places hereinafter indicated, before the undersigned Notaries Public, duly commissioned and qualified in and for the Parish/County and States indicated hereinbelow, and in the presence of the undersigned competent witnesses personally came and appeared:

                                                                                                                                 , whose mailing address is                                                                                      , hereinafter referred to as Vendor, masculine, singular, regardless of number or gender, who declared that for the price of

                                                                                                          ($                     ) DOLLARS, cash in hand paid, receipt of which is hereby acknowledged, Vendor does by these presents grant, bargain, sell, convey, transfer, assign, set over, deliver and abandon, with full warranty of title, and with full subrogation to all of the rights and actions of warranty Vendor may have, unto:

                                                                                                                                 , whose mailing address is                                                                                      , hereinafter referred to as Vendee, masculine, singular, regardless of number or gender, here present, accepting and purchasing for himself, his successors, heirs and assigns, acknowledging delivery and possession thereof, the following described property situated in the Parish of __________, State of Louisiana, to-wit:

See Exhibit "A", attached hereto and made a part hereof.

Property Address:

TO HAVE AND TO HOLD said property herein conveyed unto the said vendee, vendee's heirs, successors and assigns forever.

Vendor reserves unto itself, its successors and assigns, 50% of all oil, gas and other minerals and mineral rights in and to said land without the right of ingress and egress for the purpose of exploration or exploitation of such oil, gas or other minerals from the surface thereof; it being the intention hereof that this reservation may be exercised only by directional drilling, drainage or unitization and that vendor will have no right to utilize the surface of said land for any purposes whatsoever.

EXHIBIT 10.1

Vendor and Vendee agree that the property, i.e., the , improvements, component parts, plumbing, electrical systems, mechanical equipment, heating and air conditioning systems, and all other items relative to the property, are transferred by Vendor to Vendee on an “as is” and “where is” basis, in their present condition, and that these are transferred by Vendor to Vendee without any warranty whatsoever, except as to title, on the part of the Vendor, even as to suitability of such properties for the use intended by Vendee, without regard to the presence of apparent or hidden defects and with Vendee’s full and complete waiver of any and all rights for the return of all or any part of the purchase price by reason of any such defects. Except as to title, Vendee hereby expressly waives all warranties as to the property herein conveyed, whether express or implied by this or any other writing or representation, as well as all warranties provided by law. This waiver also applies to all warranties of any nature, express or implied, including without limitation warranties of fitness for a particular purpose. Vendee understands that under provisions of law this sale would ordinarily include a warranty, implied by law, against certain defects in the property sold. Vendee also expressly waives any and all such warranties, with respect to all defects, whether apparent or latent, visible or not visible, and regardless of whether or not Vendee is presently aware of such defects. This waiver of warranty extends to all defects, even if the defect or defects render the property absolutely useless, or so inconvenient and imperfect that Vendee would not have purchased it had Vendee known of the defect including but not limited to any environmental hazards of any kind or nature. Vendee also waives any rights Vendee might have or ever have relative to this sale (a) to any redhibitory action, (b) to the return of all or any portion of the purchase price, (c) to rescind or revoke the sale, or (d) to have Vendor repair or replace all or any part of the property conveyed. Vendor, however, does assign and transfer to Vendee any rights of warranty that Vendor might have, if any, against others pertaining thereto. Vendee hereby acknowledges and declares that neither Vendor, nor any party acting or purporting to act in any capacity whatsoever on behalf of Vendor, has made any direct, indirect, explicit or implicit statement, representation or declaration, whether by written or oral statement or otherwise, and upon which Vendee has relied, concerning the existence or non-existence of any quality characteristic or condition of the property herein conveyed. Vendee further acknowledges that he has had full, complete and unlimited access to the property herein conveyed for all tests and inspections which Vendee, in his sole discretion, deems sufficiently diligent for the protection of his interests. Vendee hereby acknowledges that Vendee has read and understands the foregoing waiver of warranty.

Taxes are prorated for current year. Vendee is the party responsible for the payment of current and future year’s property taxes when billed.

THUS DONE, READ AND SIGNED in my office on this       day of                       , 201__, in the City of ________________________, Parish/County of                                               _____________________, State of _________________________, in the presence of _____________________________________ and ____________________________________,                                                                                    lawful witnesses, who hereunto sign with the said parties and me, Notary.

WITNESSES:                                                                                                                                                                                                                              ___________________________________

_______________________________

_______________________________

___________________________________

EXHIBIT 10.1

NOTARY PUBLIC

 Printed Name of Notary: __________________

Notary ID: _____________________________

My Commission Expires: __________________

THUS DONE, READ AND SIGNED in my office on this       day of                       , 201__, in the City of ________________________, Parish/County of                                               _____________________, State of _________________________, in the presence of _____________________________________ and ____________________________________,                                                                                     lawful witnesses, who hereunto sign with the said parties and me, Notary.

WITNESSES:	___________________________________

_______________________________

_______________________________

___________________________________

NOTARY PUBLIC

Printed Name of Notary: __________________

Notary ID: _____________________________

My Commission Expires: __________________

EXHIBIT 10.1

AGREEMENT TO PURCHASE AND SELL REAL ESTATE

BE IT KNOWN that on the days and dates below written personally came and appeared:

ANNIE B. WORTHY, whose mailing address is 779 Pilgrim Rest Road, DeQuincy, LA 70663;

CONNIE L. LATIOLAIS, whose mailing address is 7129 Dryburgh Court, Springfield, VA 22152;

MADELYN W. WARD, whose mailing address is 17 Leighton Brook Drive, Epson, NH 03234;

(hereinafter sometimes referred to collectively as “SELLERS”)

AND

CKX Lands, Inc., whose mailing address is 1508 Hodges Street, Lake Charles, LA 70601,

(hereinafter referred to as (“PURCHASER”),

WHO DECLARE THAT, AS THE PARTIES HERETO, THAT THEY INTEND TO EXECUTE A SALE OF REAL PROPERTY SUBJECT TO AND ON THE EXPRESS TERMS AND CONDITIONS HEREINAFTER SET FORTH, WHEREBY

SELLERS, for the consideration and on the terms hereinafter set forth; manifest that SELLERS HAVE BARGAINED and AGREE TO SELL, TRANSFER, ASSIGN, CONVEY and DELIVER FOREVER, with warranty of title and complete transfer and subrogation of all rights and actions of warranty against all former proprietors of the property herein conveyed, Sellers undivided interest in and to the Land (herein defined) together with all buildings, appurtenances, and improvements located thereon and all rights, ways, servitudes, privileges, prescriptive rights, and claims thereto appertaining; unto

PURCHASER who manifests that it AGREES TO PURCHASE, the property subject to the terms and conditions hereinafter set forth.

The “Land” shall mean that all certain property being more particularly described on Exhibit A, attached hereto and made a part hereof:

1.     PURCHASE PRICE. The consideration of the sale (the “Purchase Price”) of the entirety of the Land is to be ONE MILLION NINE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($1,975,000.00), to be paid by PURCHASER by wire or certified funds into the escrow account of the Escrow Agent for delivery to SELLERS at closing.

SELLERS herein declare that “each” of them own an undivided one-sixth (1/6th) interest in and to the Land, and that should sale occur with all owners of the Land at Closing they are to receive their pro-rata portion of the above reflected Purchase Price, after properly allocated closing costs.

EXHIBIT 10.1

2.     DEPOSIT. Within five (5) business days after the Effective Date of this Agreement, the Escrow Agent selected by PURCHASER shall acknowledge to SELLERS that it holds a deposit (“Deposit”) in the amount of Twenty-five Thousand Dollars and No Cents ($25,000.00) towards the purchase of the entirety of the Land in accordance with the terms of the Escrow Agreement executed by the parties attached hereto as Exhibit B.

3.     FEASIBILITY PERIOD. For a period of forty-five (45) days after the Effective Date hereof (the “Feasibility Period”), PURCHASER shall have the right to terminate this Agreement if PURCHASER determines that any of the following are unacceptable to PURCHASER or render the Land unsuitable for PURCHASER’s intended use, in PURCHASER’s sole discretion: (i) any title matter or encumbrance, including without limitation, but not limited to, any matter disclosed on the Title Commitment or the Survey, (ii) any environmental matter, (iii) any physical problem that is revealed by PURCHASER’s tests on the Land (such as, but not limited to, soil conditions that would either prevent or increase the cost of construction on the Land or otherwise render the Land unsuitable for tree growth), (iv) any other matter that renders the Land unsuitable for PURCHASER’s intended use. If PURCHASER elects to terminate this Agreement during the Feasibility Period, PURCHASER shall provide SELLER with written notice of termination on or before the final day of the Feasibility Period, in which event the parties shall have no further rights or obligations under this Agreement. The parties may by mutual consent delete the portion of the Land that is unacceptable to PURCHASER or unsuitable for PURCHASER’s intended use from the Land conveyed by SELLER to PURCHASER at Closing, and reduce the Purchase Price by an amount equal to the product of the number of acres contained within such deleted portion multiplied by $2,244.32. If the parties do not agree by mutual consent to delete the portion of the Land unacceptable to PURCHASER or unsuitable for PURCHASER’s intended use as provided herein and PURCHASER fails to give notice terminating this Agreement before the expiration of the Feasibility Period, PURCHASER shall be deemed to have waived the right to terminate this Agreement pursuant to this paragraph.

4.      INSPECTION. The Closing of this transaction is contingent upon the PURCHASER determining in its sole judgment and at its sole cost and expense the suitability of the Land for PURCHASER’s intended use. To assist PURCHASER in its investigation of the Land, SellerS shall deliver to PURCHASER within five (5) working days after the Effective Date, PURCHASER’s copy of SELLERS’ document which reflects SELLERS acquisition of the Land, all existing abstracts of title, title opinions, title policies, surveys, environmental studies, surveys, tests or notices related to the Land (including any notice of an environmental violation and all remediation records), engineering studies, geotechnical investigations or reports, copies of any contracts that survive closing, any tax notices or tax liens that effect the Land, copies of property tax statements for the Land for the most recent two (2) tax years, servitudes, easements, right of ways, current permits, and licenses, copies of all leases and licenses for the for the use or occupancy of the Land or any part thereof, including any such leases or licenses for mineral rights, and any other material information or agreements related to the Land or the intended use which are in Seller’s possession. Commencing on the Effective Date and for the entire term of this Agreement, PURCHASER shall have complete access to the Land for the purpose of conducting, at its sole cost, expense and liability, surveys, environmental tests, studies and other similar type investigations. PURCHASER agrees to indemnify SELLERS for all damages (beyond ordinary wear and tear) caused solely by PURCHASER’s entry onto the Land or in connection with PURCHASER’s Studies. After the Effective Date hereof, SELLERS shall not voluntarily grant any easements, servitudes and/or rights-of-way over or through the Land or further encumber or enter into any agreements affecting the Land without the prior written consent of PURCHASER.

EXHIBIT 10.1

5.     TITLE.

A.     If PURCHASER so chooses, within thirty-five (35) days after the Effective Date, PURCHASER may, at PURCHASER’s expense, obtain an Owner’s Commitment for Title Insurance (“Title Commitment”) issued by a title company acceptable to PURCHASER (the “Title Company”), setting forth the status of title to the Land. The encumbrances appearing in the Title Commitment or the Survey that either are not objected to by PURCHASER or, if objected to, are not cured and that are subsequently waived in accordance with this Paragraph 5 are collectively referred to as the “Permitted Exceptions”.

B.     PURCHASER may deliver to SELLERS written objections (“Objections”) to any matters reflected on the Title Commitment and/or the Survey at any time prior to the expiration of the Feasibility Period. At Closing, SELLERS will provide releases for any liens in Sellers names affecting the Land. If PURCHASER provides timely Objections, SELLERS may, without obligation to spend money or bring suit, cure the Objections. In the event that SELLERS are unable or unwilling to cure any Objections on or before the Closing Date, then PURCHASER may, at its option, either: (i) terminate this Agreement and the parties shall have no further rights or obligations under this Agreement as to that portion of the subject property, or (ii) waive such Objections and proceed to Closing. The parties may by mutual consent delete the portion of the Property subject to such Objections from the real property to be conveyed by SELLERS to PURCHASER at Closing, and reduce the Purchase Price by an amount equal to the product of the number of acres contained within such deleted portion multiplied by $2,244.32. If the parties do not agree by mutual consent to delete the portion of the Property subject to such Objections as provided herein and PURCHASER does not terminate this Agreement as allowed by (i) above, then PURCHASER will be deemed to have waived its right to terminate this Agreement pursuant to this Paragraph 6.B., and to have waived any Objections that remain uncured as of the Closing Date.

6.     CLOSING. The closing under the terms of this Agreement (“Closing”) shall be held at the offices of the Escrow Agent, or other mutually acceptable location, on the date that is fifteen (15) days after the expiration of the Feasibility Period, unless PURCHASER elects to close earlier by providing at least five (5) business days written notice to SELLERS (the “Closing Date”). At the Closing, SELLERS shall deliver the following to PURCHASER: (i) a Cash Sale Deed or Act of Cash Sale in the form attached hereto as Exhibit “C”, relative to SELLERS undivided ownership interests (the “Deed”), executed and acknowledged by SELLERS, conveying the Land to PURCHASER, and (ii) an affidavit that SELLERS are not “foreign persons” within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended. The Deed shall contain a full warranty of title and peaceable possession, as to Sellers undivided ownership interest, and contain a full substitution and subrogation in and to all rights or actions of warranty which SELLERS have or may have against any and all of SELLERS’ predecessor’s in title.

EXHIBIT 10.1

PURCHASER desires only to acquire title to 100% interest in the Land. In no event shall PURCHASER be obligated to close sale with SELLERS as parties separate from the other co-owners. All co-owners of 100% interest in the Land must deliver a fully executed Deed and other reasonable and customary closing documents requested by PURCHASER to the Closing Attorney/Title Company before PURCHASER is obligated to close the sale.

Further, in the event there are any liens or other issues to be cleared up at closing through the withholding or paying of a co-owners sale proceeds to a third party, the Closing Attorney/Title Company for Purchaser shall withhold such funds from the pro-rata share of the co-owner to whom the responsibility of the issue falls. Further, at closing Sellers, and all other co-owners of the Land, shall execute a Closing Disbursement Analysis which directs the Closing Attorney as to the exact amount of the sales proceeds that is to be paid to each co-owner.

Purchaser shall pay for the search/examination cost and any premium due in connection with the base Owner’s Policy and any endorsements thereto to be issued by the title agent retained by Purchaser. Each of parties will pay for act of sale transaction and recording costs as same are customarily paid by Purchasers and Sellers in the Parish where the Land is located. Sellers and Purchaser shall, however, be responsible for the fees of their respective attorneys. This Section shall survive any termination of this Agreement. SELLERS shall deliver possession of their undivided ownership interest in and to the Land to PURCHASER upon Closing.

7.     SINGULAR/PLURAL. Whenever used herein, the singular number shall include the plural, the plural the singular.

8.     MINERALS. This sale is subject to any and all existing outstanding oil, gas and mineral leases and all prior sales of mineral interests and/or royalties affecting the Land. SELLERS convey unto PURCHASER 50% of SELLERS undivided ownership interest it may have in all of the oil, gas and other minerals in, on, or under the surface that may be produced from the Land, but without surface rights, and the following paragraph shall be made part of the Deed:

"Vendor reserves unto itself, its successors and assigns, 50% of its undivided ownership interest in and to the oil, gas and other minerals and mineral rights in and to Land without the right of ingress and egress for the purpose of exploration or exploitation of such oil, gas or other minerals from the surface thereof; it being the intention hereof that this reservation may be exercised only by directional drilling, drainage or unitization and that vendor will have no right to utilize the surface of the Land for any purposes whatsoever."

EXHIBIT 10.1

9.     CONDITION. SELLERS are selling their undivided ownership in and to the Land with full warranties of title and peaceable possession and with full substitution and subrogation in and to all rights or actions of warranty which SELLERS have or may have, as to their undivided ownership interest, against any and all of SELLERS’ predecessors in title. SELLERS further represent and warrant that, to the best of Sellers knowledge, information and belief, other than as disclosed to Purchaser, there are no leases or other executed contracts in existence which will affect PURCHASER’s peaceful possession of the Land.

Sellers and Purchaser agree that the Land, including the improvements, component parts, plumbing, electrical systems, mechanical equipment, heating and air conditioning systems, and all other items relative to the Land, are transferred by Sellers to Purchaser on an “as is” and “where is” basis, in their present condition, and that these are transferred by Sellers to Purchaser without any warranty whatsoever, except as to title, on the part of the Sellers, even as to suitability of such properties for the use intended by Purchaser, without regard to the presence of apparent or hidden defects and with Purchaser’s full and complete waiver of any and all rights for the return of all or any part of the purchase price by reason of any such defects. Except as to title, Purchaser hereby expressly waives all warranties as to the Land herein conveyed, whether express or implied by this or any other writing or representation, as well as all warranties provided by law. This waiver also applies to all warranties of any nature, express or implied, including without limitation warranties of fitness for a particular purpose. Purchaser understands that under provisions of law this sale would ordinarily include a warranty, implied by law, against certain defects in the Land sold. Purchaser also expressly waives any and all such warranties, with respect to all defects, whether apparent or latent, visible or not visible, and regardless of whether or not Purchaser is presently aware of such defects. This waiver of warranty extends to all defects, even if the defect or defects render the Land absolutely useless, or so inconvenient and imperfect that Purchaser would not have purchased it had Purchaser known of the defect including but not limited to any environmental hazards of any kind or nature. Purchaser also waives any rights Purchaser might have or ever have relative to this sale (a) to any redhibitory action, (b) to the return of all or any portion of the purchase price, (c) to rescind or revoke the sale, or (d) to have Sellers repair or replace all or any part of the Land conveyed. Sellers, however, do assign and transfer to Purchaser any rights of warranty that Sellers might have, if any, against others pertaining thereto. Purchaser hereby acknowledges and declares that neither Sellers, nor any party acting or purporting to act in any capacity whatsoever on behalf of Sellers, has made any direct, indirect, explicit or implicit statement, representation or declaration, whether by written or oral statement or otherwise, and upon which Purchaser has relied, concerning the existence or non-existence of any quality characteristic or condition of the Land herein conveyed. Purchaser further acknowledges that it has had full, complete and unlimited access to the Land herein conveyed for all tests and inspections which Purchaser, in its sole discretion, deems sufficiently diligent for the protection of his interests. Purchaser hereby acknowledges that Purchaser has read and understands the foregoing waiver of warranty.

10.     DEFAULT. Upon SELLERS’ or any other co-owner’s default under their agreement with PURCHASER to sell their interest in the Land, PURCHASER’s sole and exclusive remedies shall be to: a) require specific performance of SELLERS, as to Sellers undivided ownership interest in the Land, (b) terminate this Agreement by written notice to SELLERS, in which case this Agreement shall be terminated and the parties released from all obligations hereunder, or (c) waive such defaults and proceed to Closing. Upon PURCHASER’s default, SELLERS’ sole and exclusive remedy shall be to terminate this Agreement by delivering written notice to PURCHASER whereupon a prorated portion of the Deposit, based on Sellers ownership interest in the Land, shall be forfeited to Sellers.

EXHIBIT 10.1

Before SELLERS can place PURCHASER in default under the terms of this Agreement, SELLERS must give PURCHASER written notice of the event of default and the PURCHASER shall then have fourteen (14) days from the date of its receipt or rejection of the written notice to cure the stated default. If the default has not been cured by 5:00 PM Central Standard Time on the 14th day following the date of receipt or rejection of the written default notice, then the SELLERS can exercise its rights and remedies under the terms of this Agreement.

11.     SELLER’S REPRESENTATIONS. In order to induce PURCHASER to purchase the Property, SELLERS, as to Sellers undivided ownership interests in the land, make the following warranties, representation and covenants to PURCHASER, which warranties, representations and covenants shall survive the passing of the Act of Sale, and which if required by PURCHASER will be given in writing again by SELLERS to PURCHASER at the Closing.

A.

Status and Authority of Sellers: SELLERS are individuals. The execution and delivery of this Purchase Agreement by the signatories hereto on behalf of the SELLERS and the performance of this Purchase Agreement have been duly authorized. SELLERS each declare that she individually has the legal capacity and authority to execute, deliver and perform under this Agreement.

B.

No Prohibition: SELLERS each are not prohibited from (1) executing or delivering this Purchase Agreement, (ii) complying with or performing the terms of this Agreement or (iii) consummating the transactions contemplated by this Agreement by applicable law, previous agreement or decree of any governmental authority.

C.	Sellers are not Foreign Persons: Neither of the SELLERS are foreign persons, but is a “United States person” as such is defined in the Foreign Investment in Real Property Tax Act of 1980.

D.

Title to Property: SELLERS each own an undivided one-sixth (1/6) interest in the Land. SELLERS have and at the Closing will have the power to and will convey to PURCHASER merchantable title to Sellers undivided ownership interest in the Land free and clear of all tenancies, liens, and encumbrances. SELLERS have not granted any option or right of first refusal or first opportunity to any person or entity to acquire Sellers undivided ownership in the Land or any interest therein. SELLERS have not entered into any agreement, other than as disclosed to Purchaser, whether written or oral, pursuant to which any person or entity has the right to own, acquire, use or occupy any portion of Sellers undivided ownership interest in the Land or any interest therein.

E.

No Encroachments: To the best of SELLERS' knowledge, any improvements found on the Land do not encroach on any easement or on any land not included within the boundary lines of the Land and there are no neighboring improvements encroaching on the Land.

EXHIBIT 10.1

F.

No Claims or Pending Litigation: To the best of Sellers knowledge, information and belief, there are no pending litigation or claims, and at the Closing shall be no existing or pending litigation or claims that Sellers have any knowledge of, with respect to the Land and, to the best of the knowledge, information and belief of SELLERS, there are no and at the Closing shall be no such actions, suits, proceedings or claims threatened or asserted.

G.

No Liens or Assessments: SELLERS have not and at the Closing shall not have received any notice and shall have no knowledge of any pending improvements, liens, special assessments, condemnations, impositions, or increases in assessed valuations to be made against the Land by any governmental authority.

H.

No Ordinance Violation: SELLERS have not and at the Closing shall not have received any notice of any violation of any ordinance, regulation, law or statute of any governmental agency pertaining to the Land or any portion thereof.

I.

Access to Property: To the best of Sellers knowledge, information and belief, there is not and at the Closing shall not be any fact or condition existing which would result or could result in the termination or reduction of the current access from the Land to existing highways and roads, or to sewer or other utility services, presently serving the Land.

J.

Environmental Liability: SELLERS have not received and at the Closing shall not have received, and has no reasonable basis to expect and at the Closing shall not have any reasonable basis to expect, notice from any environmental regulatory agency that SELLERS or the Land is, or may be, subject to any notice or violation, penalty, assessment, administrative or judicial enforcement or process directed toward remediation of environmental violations, contaminations, pollution or hazards; SELLERS further warrant and represent that Sellers have no actual knowledge of and on the Closing shall have no actual notice of, any condition on or in the Land that would subject SELLERS or any assigns of SELLERS to such enforcement. SELLERS also warrant and represent that SELLERS have not received notice and at the Closing shall not have received notice, and have no knowledge of and on the Closing shall have no knowledge of, any private claim or threatened private claim by any individual or entity for environmental liability of any kind whatsoever.

K.

Environmental Conditions: To the best of SELLERS’ knowledge and belief, there are no areas on the Land where Hazardous Substances or Waste have been disposed, stored, released or found on the Land. (For purposes of this Agreement, “Hazardous Substances or Waste” shall be any substance identified as a hazardous substance or waste in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendment and Reauthorization Act, the Resource Conservation and Recovery Act, the Louisiana Environmental Quality Act, or any other federal, state or municipal legislation or ordinances.) Further, there are no soil conditions adversely affecting the Property.

EXHIBIT 10.1

L.	Material Disclosure: SELLERS have disclosed to Purchaser in writing any and all facts and circumstances, to the best of Sellers knowledge, information and belief, that materially affect the Land.

M.

No Untrue Statements or Omissions: No representation or warranty made by SELLERS in this Purchase Agreement, or in any letter or certificate furnished to Purchaser pursuant to the terms hereof, contain any untrue statements of material fact necessary to make the statement contained herein or therein misleading.

N.

No Leases or Unrecorded Agreements: Except as disclosed to PURCHASER in writing or as set forth in the Title Commitment, to the best of Sellers knowledge, information and belief, there are no oral or written leases (including, without limitation, leases for grazing, drilling, mining, oil and gas wells, or water wells), and no service, maintenance, landscaping, security, management or other similar contracts which affect the Land, which will survive Closing.

O.

Insolvency: There are no attachments, executions, or assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under any other debtor-relief laws pending or threatened against SELLERS.

P.

No Breach: The execution of this Agreement and the consummation of the transactions contemplated hereby are not (nor will they be with the passage of time) a breach or default under any agreement or instrument to which SELLERS are a party, nor will they require the consent or approval of any other person, except as may be disclosed by the Title Commitment.

Q.

No Agreements: SELLERS shall not market their undivided interest in the Land for sale or enter into any agreements with respect to the Land during the term of this Agreement unless requested by or agreed to by PURCHASER.

R.

No Material Change in Condition of Land: Until Closing SELLERS shall maintain the Land in the same manner as SELLERS are currently maintaining it, subject to normal wear and tear, and SELLERS shall not cause or permit any action that would result in a material change in condition of the Land without the prior written consent of PURCHASER, not to be unreasonably withheld, conditioned or delayed.

S.

No Further Encumbrances: SELLERS agree not to voluntarily further encumber their undivided interest in the Land or transfer, convey, mortgage or encumber all or any portion of their undivided interest in the Land, including without limitation any mineral operating agreement or mineral or surface lease, without the prior written consent of PURCHASER, which may be withheld in PURCHASER’s sole discretion.

T.

Confidentiality: Except for disclosure by the SELLERS that the Property is under contract, SELLERS agree that the terms of this Agreement shall remain confidential and all information obtained in the course of completing investigations shall also be treated as confidential and information will only be disclosed to persons necessary to fulfilling the terms of this Agreement, to close the transaction, to regulators, or to other parties that both parties agree in advance may be informed of the transaction.

EXHIBIT 10.1

U.

DISCLAIMER: SELLERS affirmatively assert and disclose that they acquired their interests in the property by donation and that they are out-of-state owners. PURCHASER acknowledges that SELLERS’ first-hand knowledge regarding both the title and condition of the property is limited.

12.     PRORATIONS. Rent and other tenant payments on any leases together with water, sewer and utility charges shall be prorated to the date of Closing. General ad valorem real estate taxes relating to the Land payable during the year in which Closing occurs shall be prorated as of the Closing Date based upon an estimate obtained from the local parish Tax Assessor’s office for the current calendar year’s tax assessment, and such proration shall be final.

13.     IRC§ 1031 EXCHANGE ASSIGNMENT. Sellers, as to their undivided interest in the Land, and Purchaser agree to cooperate with the other in the event either or both parties elect to consummate the transaction as a like kind exchange pursuant to Internal Revenue Code § 1031; provided it does not extend the date of Closing and provided that such cooperating party shall have no obligation to incur any unreimbursed expense or liability in connection therewith. Each party agrees to execute the documents necessary to complete the transaction as a tax free exchange.

14.     ASSIGNMENT. This Agreement may not be assigned by PURCHASER without the written consent of every Co-Owner of the Land; provided, however, that PURCHASER may assign this Agreement to one of its affiliates without consent. For any assignment by PURCHASER to be effective, the assignee must expressly assume all of PURCHASER’s rights and obligations and every Co-Owner of the Land must be provided a written notice of such assignment containing: a person acting for Assignee for contact purposes and that person’s address, telephone number and email address.

15.     Special Terms, Attachments, Other Clauses and/or Conditions.   Any conditions or terms indicated in this Section 15, or in any attachment referenced in this Section 15, will be controlling and prevail over and otherwise supersede any other portion of this Agreement.

A.   Special Terms: None

B.   Attachments: Exhibit “A” Property Description, Exhibit "B" Escrow Agreement,

       Exhibit “C” Form of Cash Sale Deed

C.   Other Clauses: None

D.   Conditions: None

16.     BOARD APPROVAL REQUIRED. PURCHASER expressly declares and represents to SELLERS that this Agreement, and any transaction contemplated hereunder, including but not limited to the final act of sale, are contingent upon the approval of the board of directors of PURCHASER.

EXHIBIT 10.1

PURCHASER agrees that a vote on approval or rejection of the final Agreement to Purchase and Sell Real Estate, including Exhibit C, shall be made by PURCHASER’S Board of Directors and any rejection of said agreement shall be communicated to SELLERS before the expiration of the Feasibility Period. Unless rejection of this agreement is communicated to SELLERS prior to the expiration of the Feasibility Period, it shall become binding after which default by the PURCHASER shall be controlled by Paragraph 10.

17.     BROKERAGE. SELLERS and PURCHASER acknowledge and agree that there are no brokers other than Andrew Vanchiere and the firm NAI Latter and Blum (“Broker”) representing any party in this transaction. SELLERS, as to their prorata portion only, and PURCHASER shall each indemnify and hold the other harmless from and against any and all claims or any other brokers and finders claiming by, through or under the indemnifying party and in any way related to the sale and purchase of the Property, this Agreement, or otherwise, including, without limitation, attorneys’ fees and expenses incurred by the indemnified party in connection with such claim. PURCHASER acknowledges that NAI Latter and Blum solely represents SELLERS and all other Co-owners.

18.     MISCELLANEOUS. This Agreement shall be construed in accordance with the laws of the State of Louisiana. In the event that any claim for commission or finder’s fee is brought by any person or entity whatsoever as a consequence of the transaction contemplated hereby and as a result of any action or omission of either SELLERS or PURCHASER (whichever party is alleged to have committed the act or omission which is the basis of such claim), then SELLERS (as to their prorata portion only) PURCHASER, as the case may be, shall hold harmless the other party against any loss, cost, or expense of any nature, including, but not limited to, court costs and reasonable attorneys’ fees, arising as a consequence of such claim for the commission or fee. This Agreement contains the full and final agreement between the parties hereto with respect to the sale and purchase of the Land. No change or modification of this Agreement shall be valid unless the same is in writing and is signed by Purchaser, Sellers and all other co-owners of the Land. No waiver of any of the provisions of this Agreement shall be valid unless the same is in writing and is signed by the party against which it is sought to be enforced. This Agreement may be executed by facsimile or otherwise in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Agreement. Furthermore, this Agreement shall have no effect whatsoever on Sellers, Purchaser or any other co-owners until such time as this Agreement, containing the exact terms reflected herein, is executed by Sellers, Purchaser and all other co-owners of the Land. The “Effective Date" of this Agreement shall be the date on which the later of SELLERS, PURCHASER and all other co-owners execute this Agreement.

EXHIBIT 10.1

19.     CONDEMNATION. Until this transaction is closed and the deed delivered to PURCHASER, the risk of condemnation and any other loss to the Land or liability arising therefrom shall be borne by SELLERS, as to their prorata share only. In the event of condemnation, PURCHASER may, at its option, either (i) close the transaction and receive any proceeds awarded as a result of such condemnation, or (ii) terminate this Agreement. Unless specifically excepted herein, SELLERS warrants that it has no knowledge of, nor have they received any notification from any governmental agency or other institution concerning any pending public improvement or of the proposed exercise of, or offer to purchase under, the power of eminent domain relative to any part of the Land or requiring any alteration or other work thereon that has not been satisfactorily made. This warranty shall survive the delivery of the deed hereunder.

20.     INSURANCE AND RISK OF LOSS. SELLERS at their expense, for their prorata share only, shall maintain all insurance policies, if any, pertaining to the Land in full force and effect until the closing. Until this sale is closed and completed, any loss or damage to the Land for any cause specifically including but not limited to loss or damage of standing timber from any cause, excluding damages for which Purchaser is liable under Paragraph 4, shall be at the risk and liability of SELLERS, for their prorata share only. In the event such loss or damage occurs, then PURCHASER shall have the option to either (a) terminate and void this Agreement or (b) elect to have the procedures to complete the sale continued, in which case there shall be an equitable adjustment of the purchase price, if the Purchaser and all co-owners agree to such.

21.     FORCE MAJEURE. PURCHASER shall not be liable for any failure to perform its obligations in connection with any action described in this Agreement, if such failure results from any act of God, riot, war, terrorism, civil unrest, hurricane, flood, earthquake, or extreme inclement weather. Obligations of PURCHASER under the Agreement will be suspended during the period in which such condition persists, unless such condition renders performance of the Agreement impossible or so impractical as to make it in PURCHASER’S opinion financially unfeasible in which case the Agreement will be rescinded.

22.     ATTORNEYS’ FEES. In the event of any suit, action or proceeding at law or in equity, by a party to this Agreement against the other by reason of any manner or thing arising out of this Agreement, the prevailing party shall recover, not only its legal costs, but reasonable attorneys’ fees (to be computed by the court), including the costs of all appeals, for the maintenance or defense of said action or suit, as the case may be. However, Sellers will only be responsible for their prorata share of any such costs or fees.

23.     SURVIVAL. All of the terms and provisions of this Agreement that have not been performed as of the date of Closing shall survive the Closing and shall not be merged into the deed. Upon execution of the Closing statement, all warranties and representations of the SELLERS shall be considered restated to be true and correct and without any change as of the date of Closing. The parties shall include the foregoing provisions as a note on the closing statement to be executed at Closing.

24.      NOTICES. All notices or other communications hereunder shall be in writing and shall be personally delivered or sent by overnight courier (such as Federal Express), by facsimile transmission or by first class United States Mail, postage prepaid, registered or certified (return receipt requested) to the respective addresses for the SELLERS and PURCHASER as herein provided. A notice is given on the date it is sent via facsimile transaction, or is personally delivered, sent by overnight courier or facsimile transmission, or deposited with the United States Mail for delivery as aforesaid. A notice is received on the date it is personally delivered, the day after sent if sent by overnight courier, or, if sent by mail as aforesaid, on the date noted on the return receipt.

EXHIBIT 10.1

A.            If to Purchaser:

CKX Lands, Inc.

Attn: Brian R. Jones

1508 Hodges Street

Lake Charles, LA 70601

With a copy to:

Michael D. Carleton

Chaffe McCall, LLP

One Lakeshore Drive, Suite 1750

Lake Charles, LA 70629

B.            If to Sellers:

Annie B. Worthy

7129 Dryburgh Court

Springfield, VA 22152

Connie L. Latiolais

7129 Dryburgh Court

Springfield, VA 22152

Madelyn W. Ward

17 Leighton Brook Drive

Epsom, NH 03234

with a copy to:

Andrew Vanchiere

NAI Latter & Blum

1424 Ryan Street

Lake Charles, LA 70601

EXHIBIT 10.1

Purchaser, Sellers and all of the other co-owners of the Land must sign this Agreement by the __________ day of May, 2016, or this Agreement is null and void.

EXECUTED on the dates noted by Sellers:

SELLERS

/s/Annie B. Worthy                                                5/11/2016

ANNIE B. WORTHY                                               DATE

/s/Connie L. Latiolais                                                5/9/2016

CONNIE L. LATIOLAIS                                        DATE

/s/Madelyn W. Ward                                             5/9/2016

MADELYN W. WARD                                        DATE

EXECUTED on this      10th day of May, 2016.

PURCHASER

CKX Lands, Inc.

By: /s/ Brian R. Jones

      Brian R. Jones, President

EXHIBIT 10.1

Exhibit “A” to Agreement

Property Description

880 acres on Big Woods Road and Garrie Cutoff Road, north of Vinton, Louisiana,

Generally described as follows:

All of Section 28, Township 9 South, Range 12 West,

and

The Southwest Quarter (SW/4) and the West Half (W/2) of the

Southeast Quarter (SE/4) of Section 21, Township 9 South, Range 12 West.

Final legal description to be determined by title.

EXHIBIT 10.1

 Exhibit “B” to Agreement

Escrow Agreement

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this "Agreement") is made and entered into by and among Mikie M. Groscurth and Carol D. Sewell (“Sellers"), CKX Lands, Inc., ("Purchaser"), and Michael D. Carleton of Chaffe McCall, LLP (the "Escrow Agent").

1.     Background. This Agreement is being entered into in connection with that certain Agreement for Sale and Purchase with an Effective Date of _________________, 2016 (the "Purchase Agreement"), pursuant to which Sellers have agreed to sell to Purchaser and Purchaser has agreed to purchase from Sellers and the other co-owners of the Land certain property as described on attached Exhibit “A”. Under the terms of the Purchase Agreement, Purchaser has agreed to deliver certain deposits into escrow with Escrow Agent (when and to the extent received by Escrow Agent, the "Deposit") in accordance with the terms of the Purchase Agreement. The Deposit is to be held, invested and disbursed by Escrow Agent in accordance with the terms of this Agreement.

2.      Deposit of Funds. The Escrow Agent shall promptly place the Deposit in a federally insured escrow account established with Capital One Bank, or any successor institution (by merger, acquisition or otherwise). Escrow Agent shall have no obligation to place the Deposit into an interest bearing account.

3.     Distribution During Feasibility Period. Escrow Agent shall promptly return the Deposit to Purchaser if, on or prior to the expiration of the Feasibility Period, Escrow Agent receives written notice from Purchaser that the Purchase Agreement has been terminated (together with a copy of the notice of termination of the Purchase Agreement sent by Purchaser to Sellers and all other co-owners of the Land) and Purchaser demands return of the Deposit.

4.      Distribution following Feasibility Period. Following the Feasibility Period expiration date, in the event of a default under the Purchase Agreement, if either party shall make demand (the "Demand") upon Escrow Agent for possession of the Deposit, the demanding party must provide the other party with a copy of the Demand made upon Escrow Agent. Upon receipt of the Demand, Escrow Agent shall also send a copy of the Demand to the non-demanding party. If within ten (10) working days of the day the copy of the Demand is sent by Escrow Agent to the non-demanding party Escrow Agent has not received written objection to the Demand, Escrow Agent may disburse the Deposit in accordance with the Demand. If any objection is received or if any conflicting demands are made upon the Escrow Agent, the Escrow Agent shall not be required to determine the party entitled to the Deposit or to take any action in connection therewith. Rather, the Escrow Agent may await settlement of the controversy or institute an interpleader or other appropriate action, as set out in Section (5) below.

EXHIBIT 10.1

5.      Dispute. Notwithstanding anything else set out in this Agreement, if there is, at any time, any dispute as to whether or to whom the Escrow Agent is obligated to deliver the Deposit or any part thereof, the Escrow Agent will not be obligated to make any delivery, but may hold the sum in dispute until receipt by the Escrow Agent of an authorization in writing signed by both Purchaser and Sellers and all other co-owners of the Land, directing the disposition of the sum in dispute or in the absence of such authorization, the Escrow Agent may hold the sum until the final determination of the rights of the parties in an appropriate proceeding. In the event of such a dispute, the Escrow Agent may, but is not required to, bring an interpleader or other appropriate action or proceeding for leave to deposit the disputed sum or the entire Deposit in the registry of the appropriate court in Calcasieu Parish, Louisiana, for the purpose of having the respective rights of the parties adjudicated. Upon making such deposit or upon institution of such interpleader action or other appropriate action, the Escrow Agent shall be fully relieved and discharged from all further obligations hereunder with respect to the sums so deposited.

6.     Duties Limited. It is agreed that the duties of the Escrow Agent do not extend beyond those specifically provided for by this Agreement and are purely ministerial in nature, and that the Escrow Agent shall incur no liability whatsoever except for its own fraud, willful breach of this Agreement or gross negligence. Purchaser and Sellers (Sellers as to their prorate share only) shall hold Escrow Agent harmless from any liability for any loss of the Deposit or interest thereon caused by any delay in the deposit or early withdrawal of the Deposit from the interest bearing account and for any other act done or omitted to be done by the Escrow Agent in connection with the performance of the Escrow Agent's duties hereunder, except to the extent such act or omission constitutes Escrow Agent's fraud, willful breach of this Agreement or gross negligence. The Escrow Agent may act in reliance upon any authorization, acknowledgment or signature which it believes to be genuine and may assume that any person purporting to give any writing, acknowledgment, notice or instruction in connection with the provisions of this Agreement has been duly authorized to do so. Escrow Agent may rely on authorizations, acknowledgments and signatures received by facsimile. All of Escrow Agent’s legal fees and costs (if any) shall be paid out of the Deposit.

7.     Release of Escrow Agent. Upon the Escrow Agent's fulfillment of its duties in accordance with the provisions of this Agreement, the Escrow Agent's duties and responsibilities will cease and the Escrow Agent will be released of all liability in connection with this Agreement and the Deposit.

8.      Escrow Agent as Purchaser's Attorney. Purchaser and Sellers acknowledge that Michael D. Carleton and Chaffe McCall, LLP have served and will continue to serve as counsel to Purchaser in connection with the Purchase Agreement and the sale of the Property to Purchaser. Purchaser and Sellers agree that pursuant to this Agreement, Escrow Agent is acting as a neutral depository only and no attorney/client relationship with Sellers is being created under this Agreement. In addition, Sellers agrees that in the event of a dispute arising out of or in connection with the sale of the Property or the Purchase Agreement, Michael D. Carleton and Chaffe McCall, LLP will be permitted to continue to act as counsel for Purchaser in connection with any such dispute, notwithstanding that Michael D. Carleton is also serving as Escrow Agent.

EXHIBIT 10.1

9.      Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and the same may not be amended, modified or discharged nor may any of its terms be waived except by an instrument in writing signed by the party to be bound thereby. Escrow Agent shall not have a duty to consult the Purchase Agreement or any other document relative to its duties hereunder.

10.      Counterparts / Fax. This Agreement may be executed by the parties on separate counterparts, all of which together shall constitute one Agreement. The parties may rely on executed copies of this Agreement delivered by facsimile, without the need to obtain an original executed document. Neither the Agreement, nor this Escrow Agreement will have any effect whatsoever, until such time as the Purchaser, Sellers and all other co-owners of the Land sign the Agreement with the exact terms reflected herein and sign the Escrow Agreement with the exact terms reflected herein.

11.      Notices. All notices or other communications hereunder shall be in writing and shall be personally delivered or sent by overnight courier (such as Federal Express), by facsimile transmission or by first class United States Mail, postage prepaid, registered or certified (return receipt requested) to the respective addresses for the Seller, Purchaser and Escrow Agent as herein provided. A notice is given on the date it is sent via facsimile transaction, or is personally delivered, sent by overnight courier or facsimile transmission, or deposited with the United States Mail for delivery as aforesaid. A notice is received on the date it is personally delivered, the day after sent if sent by overnight courier, or, if sent by mail as aforesaid, on the date noted on the return receipt. Any notices to Escrow Agent shall be sent to the following address:

1.             If to Purchaser:

CKX Lands, Inc.

1508 Hodges Street

Lake Charles, LA 70601

With a copy to:

Michael D. Carleton

Chaffe McCall, LLP

One Lakeshore Drive, Suite 1750

Lake Charles, LA 70629

EXHIBIT 10.1

2.     If to Sellers:

Annie B. Worthy

7129 Dryburgh Court

Springfield, VA 22152

Connie L. Latiolais

7129 Dryburgh Court

Springfield, VA 22152

Madelyn W. Ward

17 Leighton Brook Drive

Epsom, NH 03234

with a copy to:

Andrew Vanchiere

NAI Latter & Blum

1424 Ryan Street

Lake Charles, LA 70601

                           3.                 If to Escrow Agent:

Michael D. Carleton

Chaffe McCall, LLP

One Lakeshore Drive, Suite 1750

Lake Charles, LA 70629

12. No Modification. This Agreement is being entered into to implement the Purchase Agreement and shall not (nor be deemed to) amend, modify or supersede the Purchase Agreement or act as a waiver of any rights, obligations or remedies of Purchaser and Sellers set forth therein; provided, however, that Escrow Agent may rely solely upon this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the dates noted. .

PURCHASER:

CKX Lands, Inc.

By: ______________________________________

      Brian R. Jones, President Date

SELLERS:

                                                                                  ____

ANNIE B. WORTHY                                         DATE

                                                                          ____

CONNIE L. LATIOLAIS                                  DATE

                                                                         ____

MADELYN W. WARD                                  DATE

EXHIBIT 10.1

ESCROW AGENT:

__________________________________________

MICHAEL D. CARLETON                              DATE

EXHIBIT 10.1

Exhibit “C” to Agreement

Form of Cash Sale Deed

CASH DEED

BE IT KNOWN, that on the dates and in the places hereinafter indicated, before the undersigned Notaries Public, duly commissioned and qualified in and for the Parish/County and States indicated hereinbelow, and in the presence of the undersigned competent witnesses personally came and appeared:

                                                                                                                                 , whose mailing address is                                                                                      , hereinafter referred to as Vendor, masculine, singular, regardless of number or gender, who declared that for the price of

                                                                                                          ($                     ) DOLLARS, cash in hand paid, receipt of which is hereby acknowledged, Vendor does by these presents grant, bargain, sell, convey, transfer, assign, set over, deliver and abandon, with full warranty of title, and with full subrogation to all of the rights and actions of warranty Vendor may have, unto:

                                                                                                                                 , whose mailing address is                                                                                      , hereinafter referred to as Vendee, masculine, singular, regardless of number or gender, here present, accepting and purchasing for himself, his successors, heirs and assigns, acknowledging delivery and possession thereof, the following described property situated in the Parish of __________, State of Louisiana, to-wit:

See Exhibit "A", attached hereto and made a part hereof.

Property Address:

TO HAVE AND TO HOLD said property herein conveyed unto the said vendee, vendee's heirs, successors and assigns forever.

Vendor reserves unto itself, its successors and assigns, 50% of all oil, gas and other minerals and mineral rights in and to said land without the right of ingress and egress for the purpose of exploration or exploitation of such oil, gas or other minerals from the surface thereof; it being the intention hereof that this reservation may be exercised only by directional drilling, drainage or unitization and that vendor will have no right to utilize the surface of said land for any purposes whatsoever.

EXHIBIT 10.1

Vendor and Vendee agree that the property, i.e., the , improvements, component parts, plumbing, electrical systems, mechanical equipment, heating and air conditioning systems, and all other items relative to the property, are transferred by Vendor to Vendee on an “as is” and “where is” basis, in their present condition, and that these are transferred by Vendor to Vendee without any warranty whatsoever, except as to title, on the part of the Vendor, even as to suitability of such properties for the use intended by Vendee, without regard to the presence of apparent or hidden defects and with Vendee’s full and complete waiver of any and all rights for the return of all or any part of the purchase price by reason of any such defects. Except as to title, Vendee hereby expressly waives all warranties as to the property herein conveyed, whether express or implied by this or any other writing or representation, as well as all warranties provided by law. This waiver also applies to all warranties of any nature, express or implied, including without limitation warranties of fitness for a particular purpose. Vendee understands that under provisions of law this sale would ordinarily include a warranty, implied by law, against certain defects in the property sold. Vendee also expressly waives any and all such warranties, with respect to all defects, whether apparent or latent, visible or not visible, and regardless of whether or not Vendee is presently aware of such defects. This waiver of warranty extends to all defects, even if the defect or defects render the property absolutely useless, or so inconvenient and imperfect that Vendee would not have purchased it had Vendee known of the defect including but not limited to any environmental hazards of any kind or nature. Vendee also waives any rights Vendee might have or ever have relative to this sale (a) to any redhibitory action, (b) to the return of all or any portion of the purchase price, (c) to rescind or revoke the sale, or (d) to have Vendor repair or replace all or any part of the property conveyed. Vendor, however, does assign and transfer to Vendee any rights of warranty that Vendor might have, if any, against others pertaining thereto. Vendee hereby acknowledges and declares that neither Vendor, nor any party acting or purporting to act in any capacity whatsoever on behalf of Vendor, has made any direct, indirect, explicit or implicit statement, representation or declaration, whether by written or oral statement or otherwise, and upon which Vendee has relied, concerning the existence or non-existence of any quality characteristic or condition of the property herein conveyed. Vendee further acknowledges that he has had full, complete and unlimited access to the property herein conveyed for all tests and inspections which Vendee, in his sole discretion, deems sufficiently diligent for the protection of his interests. Vendee hereby acknowledges that Vendee has read and understands the foregoing waiver of warranty.

Taxes are prorated for current year. Vendee is the party responsible for the payment of current and future year’s property taxes when billed.

THUS DONE, READ AND SIGNED in my office on this       day of                       , 201__, in the City of ________________________, Parish/County of                                               _____________________, State of _________________________, in the presence of _____________________________________ and ____________________________________,                                                                                    lawful witnesses, who hereunto sign with the said parties and me, Notary.

WITNESSES:	___________________________________

_______________________________

_______________________________

EXHIBIT 10.1

___________________________________

NOTARY PUBLIC

Printed Name of Notary: __________________

Notary ID: _____________________________

My Commission Expires: __________________

THUS DONE, READ AND SIGNED in my office on this       day of                       , 201__, in the City of ________________________, Parish/County of                                               _____________________, State of _________________________, in the presence of _____________________________________ and ____________________________________,                                                                                     lawful witnesses, who hereunto sign with the said parties and me, Notary.

WITNESSES:	___________________________________

_______________________________

_______________________________

___________________________________

NOTARY PUBLIC

Printed Name of Notary: __________________

Notary ID: _____________________________

My Commission Expires: __________________

THUS DONE, READ AND SIGNED in my office on this       day of                       , 201__, in the City of ________________________, Parish/County of                                               _____________________, State of _________________________, in the presence of _____________________________________ and ____________________________________,                                                                                     lawful witnesses, who hereunto sign with the said parties and me, Notary.

WITNESSES:	___________________________________

_______________________________

_______________________________

EXHIBIT 10.1

___________________________________

NOTARY PUBLIC

Printed Name of Notary: __________________

Notary ID: _____________________________

My Commission Expires: __________________

EXHIBIT 10.1

AGREEMENT TO PURCHASE AND SELL REAL ESTATE

BE IT KNOWN that on the days and dates below written personally came and appeared:

DAVID DARTEZ, whose mailing address is 27 Santa Barbara Drive, Aliso Viejo, CA. 92656;

and

MARILYN RICHARD, whose mailing address is 506 Indian Ridge Rd, Louisville, KY 40207;

(hereinafter sometimes referred to collectively as “SELLERS”)

AND

CKX Lands, Inc., whose mailing address is 1508 Hodges Street, Lake Charles, LA 70601,

(hereinafter referred to as (“PURCHASER”),

WHO DECLARE THAT, AS THE PARTIES HERETO, THAT THEY INTEND TO EXECUTE A SALE OF REAL PROPERTY SUBJECT TO AND ON THE EXPRESS TERMS AND CONDITIONS HEREINAFTER SET FORTH, WHEREBY

SELLERS, for the consideration and on the terms hereinafter set forth; manifest that SELLERS HAVE BARGAINED and AGREE TO SELL, TRANSFER, ASSIGN, CONVEY and DELIVER FOREVER, with warranty of title and complete transfer and subrogation of all rights and actions of warranty against all former proprietors of the property herein conveyed, Sellers undivided interest in and to the Land (herein defined) together with all buildings, appurtenances, and improvements located thereon and all rights, ways, servitudes, privileges, prescriptive rights, and claims thereto appertaining; unto

PURCHASER who manifests that it AGREES TO PURCHASE, the property subject to the terms and conditions hereinafter set forth.

The “Land” shall mean that all certain property being more particularly described on Exhibit A, attached hereto and made a part hereof:

1.     PURCHASE PRICE. The consideration of the sale (the “Purchase Price”) of the entirety of the Land is to be ONE MILLION NINE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($1,975,000.00), to be paid by PURCHASER by wire or certified funds into the escrow account of the Escrow Agent for delivery to SELLERS at closing.

SELLERS herein declare that “each” of them own an undivided one-twelfth (1/12th) interest in and to the Land, and that should sale occur with all owners of the Land at Closing they are to receive their pro-rata portion of the above reflected Purchase Price, after properly allocated closing costs.

EXHIBIT 10.1

2.     DEPOSIT. Within five (5) business days after the Effective Date of this Agreement, the Escrow Agent selected by PURCHASER shall acknowledge to SELLERS that it holds a deposit (“Deposit”) in the amount of Twenty-five Thousand Dollars and No Cents ($25,000.00) towards the purchase of the entirety of the Land in accordance with the terms of the Escrow Agreement executed by the parties attached hereto as Exhibit B.

3.     FEASIBILITY PERIOD. For a period of forty-five (45) days after the Effective Date hereof (the “Feasibility Period”), PURCHASER shall have the right to terminate this Agreement if PURCHASER determines that any of the following are unacceptable to PURCHASER or render the Land unsuitable for PURCHASER’s intended use, in PURCHASER’s sole discretion: (i) any title matter or encumbrance, including without limitation, but not limited to, any matter disclosed on the Title Commitment or the Survey, (ii) any environmental matter, (iii) any physical problem that is revealed by PURCHASER’s tests on the Land (such as, but not limited to, soil conditions that would either prevent or increase the cost of construction on the Land or otherwise render the Land unsuitable for tree growth), (iv) any other matter that renders the Land unsuitable for PURCHASER’s intended use. If PURCHASER elects to terminate this Agreement during the Feasibility Period, PURCHASER shall provide SELLER with written notice of termination on or before the final day of the Feasibility Period, in which event the parties shall have no further rights or obligations under this Agreement. The parties may by mutual consent delete the portion of the Land that is unacceptable to PURCHASER or unsuitable for PURCHASER’s intended use from the Land conveyed by SELLER to PURCHASER at Closing, and reduce the Purchase Price by an amount equal to the product of the number of acres contained within such deleted portion multiplied by $2,244.32. If the parties do not agree by mutual consent to delete the portion of the Land unacceptable to PURCHASER or unsuitable for PURCHASER’s intended use as provided herein and PURCHASER fails to give notice terminating this Agreement before the expiration of the Feasibility Period, PURCHASER shall be deemed to have waived the right to terminate this Agreement pursuant to this paragraph.

4.     INSPECTION. The Closing of this transaction is contingent upon the PURCHASER determining in its sole judgment and at its sole cost and expense the suitability of the Land for PURCHASER’s intended use. To assist PURCHASER in its investigation of the Land, SellerS shall deliver to PURCHASER within five (5) working days after the Effective Date, PURCHASER’s copy of SELLERS’ document which reflects SELLERS acquisition of the Land, all existing abstracts of title, title opinions, title policies, surveys, environmental studies, surveys, tests or notices related to the Land (including any notice of an environmental violation and all remediation records), engineering studies, geotechnical investigations or reports, copies of any contracts that survive closing, any tax notices or tax liens that effect the Land , copies of property tax statements for the Land for the most recent two (2) tax years, servitudes, easements, right of ways, current permits, and licenses, copies of all leases and licenses for the for the use or occupancy of the Land or any part thereof, including any such leases or licenses for mineral rights, and any other material information or agreements related to the Land or the intended use which are in Seller’s possession. Commencing on the Effective Date and for the entire term of this Agreement, PURCHASER shall have complete access to the Land for the purpose of conducting, at its sole cost, expense and liability, surveys, environmental tests, studies and other similar type investigations. PURCHASER agrees to indemnify SELLERS for all damages (beyond ordinary wear and tear) caused solely by PURCHASER’s entry onto the Land or in connection with PURCHASER’s Studies. After the Effective Date hereof, SELLERS shall not voluntarily grant any easements, servitudes and/or rights-of-way over or through the Land or further encumber or enter into any agreements affecting the Land without the prior written consent of PURCHASER.

EXHIBIT 10.1

5.     TITLE.

A.     If PURCHASER so chooses, within thirty-five (35) days after the Effective Date, PURCHASER may, at PURCHASER’s expense, obtain an Owner’s Commitment for Title Insurance (“Title Commitment”) issued by a title company acceptable to PURCHASER (the “Title Company”), setting forth the status of title to the Land. The encumbrances appearing in the Title Commitment or the Survey that either are not objected to by PURCHASER or, if objected to, are not cured and that are subsequently waived in accordance with this Paragraph 5 are collectively referred to as the “Permitted Exceptions”.

B.     PURCHASER may deliver to SELLERS written objections (“Objections”) to any matters reflected on the Title Commitment and/or the Survey at any time prior to the expiration of the Feasibility Period. At Closing, SELLERS will provide releases for any liens in Sellers names affecting the Land. If PURCHASER provides timely Objections, SELLERS may, without obligation to spend money or bring suit, cure the Objections. In the event that SELLERS are unable or unwilling to cure any Objections on or before the Closing Date, then PURCHASER may, at its option, either: (i) terminate this Agreement and the parties shall have no further rights or obligations under this Agreement as to that portion of the subject property, or (ii) waive such Objections and proceed to Closing. The parties may by mutual consent delete the portion of the Property subject to such Objections from the real property to be conveyed by SELLERS to PURCHASER at Closing, and reduce the Purchase Price by an amount equal to the product of the number of acres contained within such deleted portion multiplied by $2,244.32. If the parties do not agree by mutual consent to delete the portion of the Property subject to such Objections as provided herein and PURCHASER does not terminate this Agreement as allowed by (i) above, then PURCHASER will be deemed to have waived its right to terminate this Agreement pursuant to this Paragraph 6.B., and to have waived any Objections that remain uncured as of the Closing Date.

6.     CLOSING. The closing under the terms of this Agreement (“Closing”) shall be held at the offices of the Escrow Agent, or other mutually acceptable location, on the date that is fifteen (15) days after the expiration of the Feasibility Period, unless PURCHASER elects to close earlier by providing at least five (5) business days written notice to SELLERS (the “Closing Date”). At the Closing, SELLERS shall deliver the following to PURCHASER: (i) a Cash Sale Deed or Act of Cash Sale in the form attached hereto as Exhibit “C”, relative to SELLERS undivided ownership interests (the “Deed”), executed and acknowledged by SELLERS, conveying the Land to PURCHASER, and (ii) an affidavit that SELLERS are not “foreign persons” within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended. The Deed shall contain a full warranty of title and peaceable possession, as to Sellers undivided ownership interest, and contain a full substitution and subrogation in and to all rights or actions of warranty which SELLERS have or may have against any and all of SELLERS’ predecessor’s in title.

EXHIBIT 10.1

PURCHASER desires only to acquire title to 100% interest in the Land. In no event shall PURCHASER be obligated to close sale with SELLERS as parties separate from the other co-owners. All co-owners of 100% interest in the Land must deliver a fully executed Deed and other reasonable and customary closing documents requested by PURCHASER to the Closing Attorney/Title Company before PURCHASER is obligated to close the sale.

Further, in the event there are any liens or other issues to be cleared up at closing through the withholding or paying of a co-owners sale proceeds to a third party, the Closing Attorney/Title Company for Purchaser shall withhold such funds from the pro-rata share of the co-owner to whom the responsibility of the issue falls. Further, at closing Sellers, and all other co-owners of the Land, shall execute a Closing Disbursement Analysis which directs the Closing Attorney as to the exact amount of the sales proceeds that is to be paid to each co-owner.

Purchaser shall pay for the search/examination cost and any premium due in connection with the base Owner’s Policy and any endorsements thereto to be issued by the title agent retained by Purchaser. Each of parties will pay for act of sale transaction and recording costs as same are customarily paid by Purchasers and Sellers in the Parish where the Land is located. Sellers and Purchaser shall, however, be responsible for the fees of their respective attorneys. This Section shall survive any termination of this Agreement. SELLERS shall deliver possession of their undivided ownership interest in and to the Land to PURCHASER upon Closing.

7.     SINGULAR/PLURAL. Whenever used herein, the singular number shall include the plural, the plural the singular.

8.     MINERALS. This sale is subject to any and all existing outstanding oil, gas and mineral leases and all prior sales of mineral interests and/or royalties affecting the Land. SELLERS convey unto PURCHASER 50% of SELLERS undivided ownership interest it may have in all of the oil, gas and other minerals in, on, or under the surface that may be produced from the Land, but without surface rights, and the following paragraph shall be made part of the Deed:

"Vendor reserves unto itself, its successors and assigns, 50% of its undivided ownership interest in and to the oil, gas and other minerals and mineral rights in and to Land without the right of ingress and egress for the purpose of exploration or exploitation of such oil, gas or other minerals from the surface thereof; it being the intention hereof that this reservation may be exercised only by directional drilling, drainage or unitization and that vendor will have no right to utilize the surface of the Land for any purposes whatsoever."

EXHIBIT 10.1

9.     CONDITION. SELLERS are selling their undivided ownership in and to the Land with full warranties of title and peaceable possession and with full substitution and subrogation in and to all rights or actions of warranty which SELLERS have or may have, as to their undivided ownership interest, against any and all of SELLERS’ predecessors in title. SELLERS further represent and warrant that, to the best of Sellers knowledge, information and belief, other than as disclosed to Purchaser, there are no leases or other executed contracts in existence which will affect PURCHASER’s peaceful possession of the Land.

Sellers and Purchaser agree that the Land, including the improvements, component parts, plumbing, electrical systems, mechanical equipment, heating and air conditioning systems, and all other items relative to the Land, are transferred by Sellers to Purchaser on an “as is” and “where is” basis, in their present condition, and that these are transferred by Sellers to Purchaser without any warranty whatsoever, except as to title, on the part of the Sellers, even as to suitability of such properties for the use intended by Purchaser, without regard to the presence of apparent or hidden defects and with Purchaser’s full and complete waiver of any and all rights for the return of all or any part of the purchase price by reason of any such defects. Except as to title, Purchaser hereby expressly waives all warranties as to the Land herein conveyed, whether express or implied by this or any other writing or representation, as well as all warranties provided by law. This waiver also applies to all warranties of any nature, express or implied, including without limitation warranties of fitness for a particular purpose. Purchaser understands that under provisions of law this sale would ordinarily include a warranty, implied by law, against certain defects in the Land sold. Purchaser also expressly waives any and all such warranties, with respect to all defects, whether apparent or latent, visible or not visible, and regardless of whether or not Purchaser is presently aware of such defects. This waiver of warranty extends to all defects, even if the defect or defects render the Land absolutely useless, or so inconvenient and imperfect that Purchaser would not have purchased it had Purchaser known of the defect including but not limited to any environmental hazards of any kind or nature. Purchaser also waives any rights Purchaser might have or ever have relative to this sale (a) to any redhibitory action, (b) to the return of all or any portion of the purchase price, (c) to rescind or revoke the sale, or (d) to have Sellers repair or replace all or any part of the Land conveyed. Sellers, however, do assign and transfer to Purchaser any rights of warranty that Sellers might have, if any, against others pertaining thereto. Purchaser hereby acknowledges and declares that neither Sellers, nor any party acting or purporting to act in any capacity whatsoever on behalf of Sellers, has made any direct, indirect, explicit or implicit statement, representation or declaration, whether by written or oral statement or otherwise, and upon which Purchaser has relied, concerning the existence or non-existence of any quality characteristic or condition of the Land herein conveyed. Purchaser further acknowledges that it has had full, complete and unlimited access to the Land herein conveyed for all tests and inspections which Purchaser, in its sole discretion, deems sufficiently diligent for the protection of his interests. Purchaser hereby acknowledges that Purchaser has read and understands the foregoing waiver of warranty.

10.     DEFAULT. Upon SELLERS’ or any other co-owner’s default under their agreement with PURCHASER to sell their interest in the Land, PURCHASER’s sole and exclusive remedies shall be to: a) require specific performance of SELLERS, as to Sellers undivided ownership interest in the Land, (b) terminate this Agreement by written notice to SELLERS, in which case this Agreement shall be terminated and the parties released from all obligations hereunder, or (c) waive such defaults and proceed to Closing. Upon PURCHASER’s default, SELLERS’ sole and exclusive remedy shall be to terminate this Agreement by delivering written notice to PURCHASER whereupon a prorated portion of the Deposit, based on Sellers ownership interest in the Land, shall be forfeited to Sellers.

EXHIBIT 10.1

Before SELLERS can place PURCHASER in default under the terms of this Agreement, SELLERS must give PURCHASER written notice of the event of default and the PURCHASER shall then have fourteen (14) days from the date of its receipt or rejection of the written notice to cure the stated default. If the default has not been cured by 5:00 PM Central Standard Time on the 14th day following the date of receipt or rejection of the written default notice, then the SELLERS can exercise its rights and remedies under the terms of this Agreement.

11.     SELLER’S REPRESENTATIONS. In order to induce PURCHASER to purchase the Property, SELLERS, as to Sellers undivided ownership interests in the land, make the following warranties, representation and covenants to PURCHASER, which warranties, representations and covenants shall survive the passing of the Act of Sale, and which if required by PURCHASER will be given in writing again by SELLERS to PURCHASER at the Closing.

A.

Status and Authority of Sellers: SELLERS are individuals. The execution and delivery of this Purchase Agreement by the signatories hereto on behalf of the SELLERS and the performance of this Purchase Agreement have been duly authorized. SELLERS each declare that she individually has the legal capacity and authority to execute, deliver and perform under this Agreement.

B.

No Prohibition: SELLERS each are not prohibited from (1) executing or delivering this Purchase Agreement, (ii) complying with or performing the terms of this Agreement or (iii) consummating the transactions contemplated by this Agreement by applicable law, previous agreement or decree of any governmental authority.

C.	Sellers are not Foreign Persons: Neither of the SELLERS are foreign persons, but is a “United States person” as such is defined in the Foreign Investment in Real Property Tax Act of 1980.

D.

Title to Property: SELLERS each own an undivided one-twelfth (1/12) interest in the Land. SELLERS have and at the Closing will have the power to and will convey to PURCHASER merchantable title to Sellers undivided ownership interest in the Land free and clear of all tenancies, liens, and encumbrances. SELLERS have not granted any option or right of first refusal or first opportunity to any person or entity to acquire Sellers undivided ownership in the Land or any interest therein. SELLERS have not entered into any agreement, other than as disclosed to Purchaser, whether written or oral, pursuant to which any person or entity has the right to own, acquire, use or occupy any portion of Sellers undivided ownership interest in the Land or any interest therein.

E.

No Encroachments: To the best of SELLERS' knowledge, any improvements found on the Land do not encroach on any easement or on any land not included within the boundary lines of the Land and there are no neighboring improvements encroaching on the Land.

EXHIBIT 10.1

F.

No Claims or Pending Litigation: To the best of Sellers knowledge, information and belief, there are no pending litigation or claims, and at the Closing shall be no existing or pending litigation or claims that Sellers have any knowledge of, with respect to the Land and, to the best of the knowledge, information and belief of SELLERS, there are no and at the Closing shall be no such actions, suits, proceedings or claims threatened or asserted.

G.

No Liens or Assessments: SELLERS have not and at the Closing shall not have received any notice and shall have no knowledge of any pending improvements, liens, special assessments, condemnations, impositions, or increases in assessed valuations to be made against the Land by any governmental authority.

H.

No Ordinance Violation: SELLERS have not and at the Closing shall not have received any notice of any violation of any ordinance, regulation, law or statute of any governmental agency pertaining to the Land or any portion thereof.

I.

Access to Property: To the best of Sellers knowledge, information and belief, there is not and at the Closing shall not be any fact or condition existing which would result or could result in the termination or reduction of the current access from the Land to existing highways and roads, or to sewer or other utility services, presently serving the Land.

J.

Environmental Liability: SELLERS have not received and at the Closing shall not have received, and has no reasonable basis to expect and at the Closing shall not have any reasonable basis to expect, notice from any environmental regulatory agency that SELLERS or the Land is, or may be, subject to any notice or violation, penalty, assessment, administrative or judicial enforcement or process directed toward remediation of environmental violations, contaminations, pollution or hazards; SELLERS further warrant and represent that Sellers have no actual knowledge of and on the Closing shall have no actual notice of, any condition on or in the Land that would subject SELLERS or any assigns of SELLERS to such enforcement. SELLERS also warrant and represent that SELLERS have not received notice and at the Closing shall not have received notice, and have no knowledge of and on the Closing shall have no knowledge of, any private claim or threatened private claim by any individual or entity for environmental liability of any kind whatsoever.

K.

Environmental Conditions: To the best of SELLERS’ knowledge and belief, there are no areas on the Land where Hazardous Substances or Waste have been disposed, stored, released or found on the Land. (For purposes of this Agreement, “Hazardous Substances or Waste” shall be any substance identified as a hazardous substance or waste in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendment and Reauthorization Act, the Resource Conservation and Recovery Act, the Louisiana Environmental Quality Act, or any other federal, state or municipal legislation or ordinances.) Further, there are no soil conditions adversely affecting the Property.

EXHIBIT 10.1

L.	Material Disclosure: SELLERS have disclosed to Purchaser in writing any and all facts and circumstances, to the best of Sellers knowledge, information and belief, that materially affect the Land.

M.

No Untrue Statements or Omissions: No representation or warranty made by SELLERS in this Purchase Agreement, or in any letter or certificate furnished to Purchaser pursuant to the terms hereof, contain any untrue statements of material fact necessary to make the statement contained herein or therein misleading.

N.

No Leases or Unrecorded Agreements: Except as disclosed to PURCHASER in writing or as set forth in the Title Commitment, to the best of Sellers knowledge, information and belief, there are no oral or written leases (including, without limitation, leases for grazing, drilling, mining, oil and gas wells, or water wells), and no service, maintenance, landscaping, security, management or other similar contracts which affect the Land, which will survive Closing.

O.

Insolvency: There are no attachments, executions, or assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under any other debtor-relief laws pending or threatened against SELLERS.

P.

No Breach: The execution of this Agreement and the consummation of the transactions contemplated hereby are not (nor will they be with the passage of time) a breach or default under any agreement or instrument to which SELLERS are a party, nor will they require the consent or approval of any other person, except as may be disclosed by the Title Commitment.

Q.

No Agreements: SELLERS shall not market their undivided interest in the Land for sale or enter into any agreements with respect to the Land during the term of this Agreement unless requested by or agreed to by PURCHASER.

R.

No Material Change in Condition of Land: Until Closing SELLERS shall maintain the Land in the same manner as SELLERS are currently maintaining it, subject to normal wear and tear, and SELLERS shall not cause or permit any action that would result in a material change in condition of the Land without the prior written consent of PURCHASER, not to be unreasonably withheld, conditioned or delayed.

S.

No Further Encumbrances: SELLERS agree not to voluntarily further encumber their undivided interest in the Land or transfer, convey, mortgage or encumber all or any portion of their undivided interest in the Land, including without limitation any mineral operating agreement or mineral or surface lease, without the prior written consent of PURCHASER, which may be withheld in PURCHASER’s sole discretion.

T.

Confidentiality: Except for disclosure by the SELLERS that the Property is under contract, SELLERS agree that the terms of this Agreement shall remain confidential and all information obtained in the course of completing investigations shall also be treated as confidential and information will only be disclosed to persons necessary to fulfilling the terms of this Agreement, to close the transaction, to regulators, or to other parties that both parties agree in advance may be informed of the transaction.

EXHIBIT 10.1

U.

DISCLAIMER: SELLERS affirmatively assert and disclose that they acquired their interests in the property by donation and that they are out-of-state owners. PURCHASER acknowledges that SELLERS’ first-hand knowledge regarding both the title and condition of the property is limited.

12.     PRORATIONS. Rent and other tenant payments on any leases together with water, sewer and utility charges shall be prorated to the date of Closing. General ad valorem real estate taxes relating to the Land payable during the year in which Closing occurs shall be prorated as of the Closing Date based upon an estimate obtained from the local parish Tax Assessor’s office for the current calendar year’s tax assessment, and such proration shall be final.

13.     IRC§ 1031 EXCHANGE ASSIGNMENT. Sellers, as to their undivided interest in the Land, and Purchaser agree to cooperate with the other in the event either or both parties elect to consummate the transaction as a like kind exchange pursuant to Internal Revenue Code § 1031; provided it does not extend the date of Closing and provided that such cooperating party shall have no obligation to incur any unreimbursed expense or liability in connection therewith. Each party agrees to execute the documents necessary to complete the transaction as a tax free exchange.

14.     ASSIGNMENT. This Agreement may not be assigned by PURCHASER without the written consent of every Co-Owner of the Land; provided, however, that PURCHASER may assign this Agreement to one of its affiliates without consent. For any assignment by PURCHASER to be effective, the assignee must expressly assume all of PURCHASER’s rights and obligations and every Co-Owner of the Land must be provided a written notice of such assignment containing: a person acting for Assignee for contact purposes and that person’s address, telephone number and email address.

15.     Special Terms, Attachments, Other Clauses and/or Conditions.   Any conditions or terms indicated in this Section 15, or in any attachment referenced in this Section 15, will be controlling and prevail over and otherwise supersede any other portion of this Agreement.

A. Special Terms: None

B. Attachments: Exhibit “A” Property Description, Exhibit "B" Escrow Agreement,

       Exhibit “C” Form of Cash Sale Deed

C. Other Clauses: None

D. Conditions: None

16.     BOARD APPROVAL REQUIRED. PURCHASER expressly declares and represents to SELLERS that this Agreement, and any transaction contemplated hereunder, including but not limited to the final act of sale, are contingent upon the approval of the board of directors of PURCHASER.

EXHIBIT 10.1

PURCHASER agrees that a vote on approval or rejection of the final Agreement to Purchase and Sell Real Estate, including Exhibit C, shall be made by PURCHASER’S Board of Directors and any rejection of said agreement shall be communicated to SELLERS before the expiration of the Feasibility Period. Unless rejection of this agreement is communicated to SELLERS prior to the expiration of the Feasibility Period, it shall become binding after which default by the PURCHASER shall be controlled by Paragraph 10.

17.     BROKERAGE. SELLERS and PURCHASER acknowledge and agree that there are no brokers other than Andrew Vanchiere and the firm NAI Latter and Blum (“Broker”) representing any party in this transaction. SELLERS, as to their prorata portion only, and PURCHASER shall each indemnify and hold the other harmless from and against any and all claims or any other brokers and finders claiming by, through or under the indemnifying party and in any way related to the sale and purchase of the Property, this Agreement, or otherwise, including, without limitation, attorneys’ fees and expenses incurred by the indemnified party in connection with such claim. PURCHASER acknowledges that NAI Latter and Blum solely represents SELLERS and all other Co-owners.

18.     MISCELLANEOUS. This Agreement shall be construed in accordance with the laws of the State of Louisiana. In the event that any claim for commission or finder’s fee is brought by any person or entity whatsoever as a consequence of the transaction contemplated hereby and as a result of any action or omission of either SELLERS or PURCHASER (whichever party is alleged to have committed the act or omission which is the basis of such claim), then SELLERS (as to their prorata portion only) PURCHASER, as the case may be, shall hold harmless the other party against any loss, cost, or expense of any nature, including, but not limited to, court costs and reasonable attorneys’ fees, arising as a consequence of such claim for the commission or fee. This Agreement contains the full and final agreement between the parties hereto with respect to the sale and purchase of the Land. No change or modification of this Agreement shall be valid unless the same is in writing and is signed by Purchaser, Sellers and all other co-owners of the Land. No waiver of any of the provisions of this Agreement shall be valid unless the same is in writing and is signed by the party against which it is sought to be enforced. This Agreement may be executed by facsimile or otherwise in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Agreement. Furthermore, this Agreement shall have no effect whatsoever on Sellers, Purchaser or any other co-owners until such time as this Agreement, containing the exact terms reflected herein, is executed by Sellers, Purchaser and all other co-owners of the Land. The “Effective Date" of this Agreement shall be the date on which the later of SELLERS, PURCHASER and all other co-owners execute this Agreement.

EXHIBIT 10.1

19.     CONDEMNATION. Until this transaction is closed and the deed delivered to PURCHASER, the risk of condemnation and any other loss to the Land or liability arising therefrom shall be borne by SELLERS, as to their prorata share only. In the event of condemnation, PURCHASER may, at its option, either (i) close the transaction and receive any proceeds awarded as a result of such condemnation, or (ii) terminate this Agreement. Unless specifically excepted herein, SELLERS warrants that it has no knowledge of, nor have they received any notification from any governmental agency or other institution concerning any pending public improvement or of the proposed exercise of, or offer to purchase under, the power of eminent domain relative to any part of the Land or requiring any alteration or other work thereon that has not been satisfactorily made. This warranty shall survive the delivery of the deed hereunder.

20.     INSURANCE AND RISK OF LOSS. SELLERS at their expense, for their prorata share only, shall maintain all insurance policies, if any, pertaining to the Land in full force and effect until the closing. Until this sale is closed and completed, any loss or damage to the Land for any cause specifically including but not limited to loss or damage of standing timber from any cause, excluding damages for which Purchaser is liable under Paragraph 4, shall be at the risk and liability of SELLERS, for their prorata share only. In the event such loss or damage occurs, then PURCHASER shall have the option to either (a) terminate and void this Agreement or (b) elect to have the procedures to complete the sale continued, in which case there shall be an equitable adjustment of the purchase price, if the Purchaser and all co-owners agree to such.

21.     FORCE MAJEURE. PURCHASER shall not be liable for any failure to perform its obligations in connection with any action described in this Agreement, if such failure results from any act of God, riot, war, terrorism, civil unrest, hurricane, flood, earthquake, or extreme inclement weather. Obligations of PURCHASER under the Agreement will be suspended during the period in which such condition persists, unless such condition renders performance of the Agreement impossible or so impractical as to make it in PURCHASER’S opinion financially unfeasible in which case the Agreement will be rescinded.

22.     ATTORNEYS’ FEES. In the event of any suit, action or proceeding at law or in equity, by a party to this Agreement against the other by reason of any manner or thing arising out of this Agreement, the prevailing party shall recover, not only its legal costs, but reasonable attorneys’ fees (to be computed by the court), including the costs of all appeals, for the maintenance or defense of said action or suit, as the case may be. However, Sellers will only be responsible for their prorata share of any such costs or fees.

23.     SURVIVAL. All of the terms and provisions of this Agreement that have not been performed as of the date of Closing shall survive the Closing and shall not be merged into the deed. Upon execution of the Closing statement, all warranties and representations of the SELLERS shall be considered restated to be true and correct and without any change as of the date of Closing. The parties shall include the foregoing provisions as a note on the closing statement to be executed at Closing.

24.      NOTICES. All notices or other communications hereunder shall be in writing and shall be personally delivered or sent by overnight courier (such as Federal Express), by facsimile transmission or by first class United States Mail, postage prepaid, registered or certified (return receipt requested) to the respective addresses for the SELLERS and PURCHASER as herein provided. A notice is given on the date it is sent via facsimile transaction, or is personally delivered, sent by overnight courier or facsimile transmission, or deposited with the United States Mail for delivery as aforesaid. A notice is received on the date it is personally delivered, the day after sent if sent by overnight courier, or, if sent by mail as aforesaid, on the date noted on the return receipt.

EXHIBIT 10.1

A.            If to Purchaser:

CKX Lands, Inc.

Attn: Brian R. Jones

1508 Hodges Street

Lake Charles, LA 70601

With a copy to:

Michael D. Carleton

Chaffe McCall, LLP

One Lakeshore Drive, Suite 1750

Lake Charles, LA 70629

B.            If to Sellers:

                       David Dartez                                                               Marilyn Richard

                       27 Santa Barbara Drive                                             506 Indian Ridge Rd

                      Aliso Viejo, CA. 92656                                               Louisville, KY 40207

with a copy to:

Jennifer Swann

Attorney at Law

1800 Ryan Street, Suite 102

Lake Charles, LA 70601

Purchaser, Sellers and all of the other co-owners of the Land must sign this Agreement by the __________ day of May, 2016, or this Agreement is null and void.

EXECUTED on the dates noted by Sellers:

SELLERS

/s/ David Dartez                         5/6/2016

DAVID DARTEZ                       DATE

/s/ Marilyn Richard                      5/9/2016

MARILYN RICHARD                                DATE

EXHIBIT 10.1

EXECUTED on this      10 day of May, 2016.

PURCHASER

CKX Lands, Inc.

By: /s/ Brian R. Jones

      Brian R. Jones, President

EXHIBIT 10.1

Exhibit “A” to Agreement

Property Description

880 acres on Big Woods Road and Garrie Cutoff Road, north of Vinton, Louisiana,

Generally described as follows:

All of Section 28, Township 9 South, Range 12 West,

and

The Southwest Quarter (SW/4) and the West Half (W/2) of the

Southeast Quarter (SE/4) of Section 21, Township 9 South, Range 12 West.

Final legal description to be determined by title.

EXHIBIT 10.1

 Exhibit “B” to Agreement

Escrow Agreement

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this "Agreement") is made and entered into by and among Mikie M. Groscurth and Carol D. Sewell (“Sellers"), CKX Lands, Inc., ("Purchaser"), and Michael D. Carleton of Chaffe McCall, LLP (the "Escrow Agent").

1.     Background. This Agreement is being entered into in connection with that certain Agreement for Sale and Purchase with an Effective Date of _________________, 2016 (the "Purchase Agreement"), pursuant to which Sellers have agreed to sell to Purchaser and Purchaser has agreed to purchase from Sellers and the other co-owners of the Land certain property as described on attached Exhibit “A”. Under the terms of the Purchase Agreement, Purchaser has agreed to deliver certain deposits into escrow with Escrow Agent (when and to the extent received by Escrow Agent, the "Deposit") in accordance with the terms of the Purchase Agreement. The Deposit is to be held, invested and disbursed by Escrow Agent in accordance with the terms of this Agreement.

2.      Deposit of Funds. The Escrow Agent shall promptly place the Deposit in a federally insured escrow account established with Capital One Bank, or any successor institution (by merger, acquisition or otherwise). Escrow Agent shall have no obligation to place the Deposit into an interest bearing account.

3.     Distribution During Feasibility Period. Escrow Agent shall promptly return the Deposit to Purchaser if, on or prior to the expiration of the Feasibility Period, Escrow Agent receives written notice from Purchaser that the Purchase Agreement has been terminated (together with a copy of the notice of termination of the Purchase Agreement sent by Purchaser to Sellers and all other co-owners of the Land) and Purchaser demands return of the Deposit.

4.      Distribution following Feasibility Period. Following the Feasibility Period expiration date, in the event of a default under the Purchase Agreement, if either party shall make demand (the "Demand") upon Escrow Agent for possession of the Deposit, the demanding party must provide the other party with a copy of the Demand made upon Escrow Agent. Upon receipt of the Demand, Escrow Agent shall also send a copy of the Demand to the non-demanding party. If within ten (10) working days of the day the copy of the Demand is sent by Escrow Agent to the non-demanding party Escrow Agent has not received written objection to the Demand, Escrow Agent may disburse the Deposit in accordance with the Demand. If any objection is received or if any conflicting demands are made upon the Escrow Agent, the Escrow Agent shall not be required to determine the party entitled to the Deposit or to take any action in connection therewith. Rather, the Escrow Agent may await settlement of the controversy or institute an interpleader or other appropriate action, as set out in Section (5) below.

EXHIBIT 10.1

5.      Dispute. Notwithstanding anything else set out in this Agreement, if there is, at any time, any dispute as to whether or to whom the Escrow Agent is obligated to deliver the Deposit or any part thereof, the Escrow Agent will not be obligated to make any delivery, but may hold the sum in dispute until receipt by the Escrow Agent of an authorization in writing signed by both Purchaser and Sellers and all other co-owners of the Land, directing the disposition of the sum in dispute or in the absence of such authorization, the Escrow Agent may hold the sum until the final determination of the rights of the parties in an appropriate proceeding. In the event of such a dispute, the Escrow Agent may, but is not required to, bring an interpleader or other appropriate action or proceeding for leave to deposit the disputed sum or the entire Deposit in the registry of the appropriate court in Calcasieu Parish, Louisiana, for the purpose of having the respective rights of the parties adjudicated. Upon making such deposit or upon institution of such interpleader action or other appropriate action, the Escrow Agent shall be fully relieved and discharged from all further obligations hereunder with respect to the sums so deposited.

6.     Duties Limited. It is agreed that the duties of the Escrow Agent do not extend beyond those specifically provided for by this Agreement and are purely ministerial in nature, and that the Escrow Agent shall incur no liability whatsoever except for its own fraud, willful breach of this Agreement or gross negligence. Purchaser and Sellers (Sellers as to their prorate share only) shall hold Escrow Agent harmless from any liability for any loss of the Deposit or interest thereon caused by any delay in the deposit or early withdrawal of the Deposit from the interest bearing account and for any other act done or omitted to be done by the Escrow Agent in connection with the performance of the Escrow Agent's duties hereunder, except to the extent such act or omission constitutes Escrow Agent's fraud, willful breach of this Agreement or gross negligence. The Escrow Agent may act in reliance upon any authorization, acknowledgment or signature which it believes to be genuine and may assume that any person purporting to give any writing, acknowledgment, notice or instruction in connection with the provisions of this Agreement has been duly authorized to do so. Escrow Agent may rely on authorizations, acknowledgments and signatures received by facsimile. All of Escrow Agent’s legal fees and costs (if any) shall be paid out of the Deposit.

7.     Release of Escrow Agent. Upon the Escrow Agent's fulfillment of its duties in accordance with the provisions of this Agreement, the Escrow Agent's duties and responsibilities will cease and the Escrow Agent will be released of all liability in connection with this Agreement and the Deposit.

8.      Escrow Agent as Purchaser's Attorney. Purchaser and Sellers acknowledge that Michael D. Carleton and Chaffe McCall, LLP have served and will continue to serve as counsel to Purchaser in connection with the Purchase Agreement and the sale of the Property to Purchaser. Purchaser and Sellers agree that pursuant to this Agreement, Escrow Agent is acting as a neutral depository only and no attorney/client relationship with Sellers is being created under this Agreement. In addition, Sellers agrees that in the event of a dispute arising out of or in connection with the sale of the Property or the Purchase Agreement, Michael D. Carleton and Chaffe McCall, LLP will be permitted to continue to act as counsel for Purchaser in connection with any such dispute, notwithstanding that Michael D. Carleton is also serving as Escrow Agent.

EXHIBIT 10.1

9.      Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and the same may not be amended, modified or discharged nor may any of its terms be waived except by an instrument in writing signed by the party to be bound thereby. Escrow Agent shall not have a duty to consult the Purchase Agreement or any other document relative to its duties hereunder.

10.      Counterparts / Fax. This Agreement may be executed by the parties on separate counterparts, all of which together shall constitute one Agreement. The parties may rely on executed copies of this Agreement delivered by facsimile, without the need to obtain an original executed document. Neither the Agreement, nor this Escrow Agreement will have any effect whatsoever, until such time as the Purchaser, Sellers and all other co-owners of the Land sign the Agreement with the exact terms reflected herein and sign the Escrow Agreement with the exact terms reflected herein.

11.      Notices. All notices or other communications hereunder shall be in writing and shall be personally delivered or sent by overnight courier (such as Federal Express), by facsimile transmission or by first class United States Mail, postage prepaid, registered or certified (return receipt requested) to the respective addresses for the Seller, Purchaser and Escrow Agent as herein provided. A notice is given on the date it is sent via facsimile transaction, or is personally delivered, sent by overnight courier or facsimile transmission, or deposited with the United States Mail for delivery as aforesaid. A notice is received on the date it is personally delivered, the day after sent if sent by overnight courier, or, if sent by mail as aforesaid, on the date noted on the return receipt. Any notices to Escrow Agent shall be sent to the following address:

1.     If to Purchaser:

CKX Lands, Inc.

1508 Hodges Street

Lake Charles, LA 70601

With a copy to:

Michael D. Carleton

Chaffe McCall, LLP

One Lakeshore Drive, Suite 1750

Lake Charles, LA 70629

2.     If to Sellers:

David Dartez                                                         Marilyn Richard

27 Santa Barbara Drive                                       506 Indian Ridge Rd

Aliso Viejo, CA. 92656                                        Louisville, KY 40207

with a copy to:

Jennifer Swann

Attorney at Law

1800 Ryan Street, Suite 102

Lake Charles, LA 70601

EXHIBIT 10.1

                           3.     If to Escrow Agent:

Michael D. Carleton

Chaffe McCall, LLP

One Lakeshore Drive, Suite 1750

Lake Charles, LA 70629

12. No Modification. This Agreement is being entered into to implement the Purchase Agreement and shall not (nor be deemed to) amend, modify or supersede the Purchase Agreement or act as a waiver of any rights, obligations or remedies of Purchaser and Sellers set forth therein; provided, however, that Escrow Agent may rely solely upon this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the dates noted. .

PURCHASER:

CKX Lands, Inc.

By: ______________________________________

      Brian R. Jones, President Date

SELLERS:

__________________________________________

DAVID DARTEZ                                          DATE

__________________________________________

MARILYN RICHARD                                 DATE

ESCROW AGENT:

__________________________________________

MICHAEL D. CARLETON DATE

EXHIBIT 10.1

Exhibit “C” to Agreement

Form of Cash Sale Deed

CASH DEED

BE IT KNOWN, that on the dates and in the places hereinafter indicated, before the undersigned Notaries Public, duly commissioned and qualified in and for the Parish/County and States indicated hereinbelow, and in the presence of the undersigned competent witnesses personally came and appeared:

                                                                                                                                 , whose mailing address is                                                                                      , hereinafter referred to as Vendor, masculine, singular, regardless of number or gender, who declared that for the price of

                                                                                                          ($                     ) DOLLARS, cash in hand paid, receipt of which is hereby acknowledged, Vendor does by these presents grant, bargain, sell, convey, transfer, assign, set over, deliver and abandon, with full warranty of title, and with full subrogation to all of the rights and actions of warranty Vendor may have, unto:

                                                                                                                                 , whose mailing address is                                                                                      , hereinafter referred to as Vendee, masculine, singular, regardless of number or gender, here present, accepting and purchasing for himself, his successors, heirs and assigns, acknowledging delivery and possession thereof, the following described property situated in the Parish of __________, State of Louisiana, to-wit:

See Exhibit "A", attached hereto and made a part hereof.

Property Address:

TO HAVE AND TO HOLD said property herein conveyed unto the said vendee, vendee's heirs, successors and assigns forever.

Vendor reserves unto itself, its successors and assigns, 50% of all oil, gas and other minerals and mineral rights in and to said land without the right of ingress and egress for the purpose of exploration or exploitation of such oil, gas or other minerals from the surface thereof; it being the intention hereof that this reservation may be exercised only by directional drilling, drainage or unitization and that vendor will have no right to utilize the surface of said land for any purposes whatsoever.

EXHIBIT 10.1

Vendor and Vendee agree that the property, i.e., the , improvements, component parts, plumbing, electrical systems, mechanical equipment, heating and air conditioning systems, and all other items relative to the property, are transferred by Vendor to Vendee on an “as is” and “where is” basis, in their present condition, and that these are transferred by Vendor to Vendee without any warranty whatsoever, except as to title, on the part of the Vendor, even as to suitability of such properties for the use intended by Vendee, without regard to the presence of apparent or hidden defects and with Vendee’s full and complete waiver of any and all rights for the return of all or any part of the purchase price by reason of any such defects. Except as to title, Vendee hereby expressly waives all warranties as to the property herein conveyed, whether express or implied by this or any other writing or representation, as well as all warranties provided by law. This waiver also applies to all warranties of any nature, express or implied, including without limitation warranties of fitness for a particular purpose. Vendee understands that under provisions of law this sale would ordinarily include a warranty, implied by law, against certain defects in the property sold. Vendee also expressly waives any and all such warranties, with respect to all defects, whether apparent or latent, visible or not visible, and regardless of whether or not Vendee is presently aware of such defects. This waiver of warranty extends to all defects, even if the defect or defects render the property absolutely useless, or so inconvenient and imperfect that Vendee would not have purchased it had Vendee known of the defect including but not limited to any environmental hazards of any kind or nature. Vendee also waives any rights Vendee might have or ever have relative to this sale (a) to any redhibitory action, (b) to the return of all or any portion of the purchase price, (c) to rescind or revoke the sale, or (d) to have Vendor repair or replace all or any part of the property conveyed. Vendor, however, does assign and transfer to Vendee any rights of warranty that Vendor might have, if any, against others pertaining thereto. Vendee hereby acknowledges and declares that neither Vendor, nor any party acting or purporting to act in any capacity whatsoever on behalf of Vendor, has made any direct, indirect, explicit or implicit statement, representation or declaration, whether by written or oral statement or otherwise, and upon which Vendee has relied, concerning the existence or non-existence of any quality characteristic or condition of the property herein conveyed. Vendee further acknowledges that he has had full, complete and unlimited access to the property herein conveyed for all tests and inspections which Vendee, in his sole discretion, deems sufficiently diligent for the protection of his interests. Vendee hereby acknowledges that Vendee has read and understands the foregoing waiver of warranty.

Taxes are prorated for current year. Vendee is the party responsible for the payment of current and future year’s property taxes when billed.

THUS DONE, READ AND SIGNED in my office on this       day of                       , 201__, in the City of ________________________, Parish/County of                                               _____________________, State of _________________________, in the presence of _____________________________________ and ____________________________________,                                                                                    lawful witnesses, who hereunto sign with the said parties and me, Notary.

WITNESSES:	___________________________________

_______________________________

_______________________________

___________________________________

EXHIBIT 10.1

NOTARY PUBLIC

Printed Name of Notary: __________________

Notary ID: _____________________________

My Commission Expires: __________________

THUS DONE, READ AND SIGNED in my office on this       day of                       , 201__, in the City of ________________________, Parish/County of                                               _____________________, State of _________________________, in the presence of _____________________________________ and ____________________________________,                                                                                     lawful witnesses, who hereunto sign with the said parties and me, Notary.

WITNESSES:	___________________________________

_______________________________

_______________________________

___________________________________

NOTARY PUBLIC

Printed Name of Notary: __________________

Notary ID: _____________________________

My Commission Expires: __________________